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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10223

ING Senior Income Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange
Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2008

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

February 29, 2008

ING Senior Income Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

ING Senior Income Fund

ANNUAL REPORT

February 29, 2008

Table of Contents

Portfolio Managers' Report	3

Report of Independent Registered Public Accounting Firm	8

Statement of Assets and Liabilities	9

Statement of Operations	11

Statements of Changes in Net Assets	12

Statement of Cash Flows	13

Financial Highlights	14

Notes to Financial Statements	16

Additional Information	25

Portfolio of Investments	26

Shareholder Meeting Information	63

Tax Information	65

Trustee and Officer Information	66

Advisory Contract Approval Discussion	72

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ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

ING Senior Income Fund (the "Fund") is a continuously offered, diversified, closed-end management investment company that seeks to provide investors with a high level of monthly income. The Fund seeks to achieve this objective by investing in a professionally managed portfolio comprised primarily of senior loans.

PORTFOLIO CHARACTERISTICS AS OF FEBRUARY 29, 2008
Net Assets	$1,351,096,350
Total Assets	$1,909,809,746
Assets Invested in Senior Loans	$1,770,872,313
Senior Loans Represented	575
Average Amount Outstanding per Loan	$3,079,778
Industries Represented	37
Average Loan Amount per Industry	$47,861,414
Portfolio Turnover Rate (YTD)	56%
Weighted Average Days to Interest Rate Reset	42
Average Loan Final Maturity	64 months
Total Leverage as a Percentage of Total Assets	28.48%

PERFORMANCE SUMMARY

During the year ended February 29, 2008, the Fund's Class A and Class Q shares distributed total dividends from income of $0.95 and $1.01, respectively, resulting in an average annualized distribution rate of 7.12%(1) and 7.16%(1), respectively. During the same period, the Fund's Class B and Class C shares each distributed total dividends from income of $0.94 and $0.88, respectively, resulting in an average annualized distribution rate of 6.61%(1) and 6.60%(1), respectively.

The Fund's total return for the year ended February 29, 2008, for each of the share classes, excluding sales charges, was (8.94)% for Class A, (9.43)% for Class B, (9.42)% for Class C and (8.99)% for Class Q. The Fund's net returns were less than the returns of the S&P/LSTA Leveraged Loan Index ("LLI"), which had a gross return of (5.29)%.

MARKET REVIEW

The Fund's fiscal year ended February 29, 2008 marked arguably the most extraordinary and challenging period in recorded loan market history. The early part of the year saw a continuation of a very strong issuer's market, as investor demand for senior loans remained exceptionally robust and credit spreads and default rates compressed to record lows. Beginning in mid-summer, however, global credit markets began to quickly unravel as investors in the mortgage and asset backed securities markets struggled with accelerating losses and plummeting valuations. While the corporate loan market is not directly linked to these securities markets (the Fund has never invested directly in mortgages or mortgage-baked securities), they do share, in part, a common investor base. As a result of this broad reassessment of risk, underlying demand for senior loans fell dramatically, at a time when the visible supply of new loans coming to market hit an all time high. This extreme "technical" dislocation, in concert with falling short-term interest rates and concerns about the outlook for the U.S. economy, had a decidedly negative impact on loan prices (and loan

(1)  The distribution rate is calculated by annualizing dividends declared during the period and dividing the resulting annualized dividend by the Fund's average month-end net asset value (in the case of net asset value) or the average month-end New York Stock Exchange Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

fund NAVs) during the period, even though default rates, while up noticeably from the all-time low of December 2007, have thus far remained below the long-run historical average. Since the end of the fiscal year, loan prices have recovered somewhat, buoyed by a continued (albeit slow-moving) reduction in the supply overhang and improving, but still opportunistic, investor demand for senior secured loans at what many now consider exceptionally attractive yields.

The Fund's performance during this difficult time must be viewed from two perspectives. Total net returns relative to the LLI were negatively impacted by the use of leverage (see below). We continue to believe that the disciplined use of leverage in this asset category is appropriate and accretive to common shareholders under normal market conditions. The velocity of the technical dislocation described above effectively precluded us from materially reducing leverage sufficiently in advance of the contraction in loan prices. Conversely, performance based on asset selection and industry positioning continues to be solid. The Fund did not hold any defaulted loans over the course of the fiscal year ended February 29, 2008 and is, we believe, well positioned to withstand a rising default rate environment. Further, the Fund's long-standing underweight of the generally riskier component of the loan asset category (e.g., second lien loans) has proved beneficial to recent asset-level performance, as has a continual underweight of problematic industry sectors (e.g. autos and real estate). As loan investors look to increasingly factor in a more challenging fundamental credit landscape, better quality non-investment grade loans have begun to outperform the broader market. We expect that trend to continue.

TOP TEN SENIOR LOAN ISSUERS AS OF FEBRUARY 29, 2008 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Charter Communications Operating, LLC	3.1%	4.4%
Cequel Communications, LLC	2.3%	3.2%
Metro-Goldwyn-Mayer, Inc.	2.2%	3.1%
CHS/Community Health Systems, Inc.	2.2%	3.1%
Univision Communications, Inc.	1.5%	2.1%
CSC Holdings, Inc.	1.5%	2.1%
UPC Financing Partnership	1.4%	2.0%
Georgia Pacific Corporation	1.4%	2.0%
HCA, Inc.	1.4%	2.0%
Idearc, Inc.	1.4%	1.9%

USE OF LEVERAGE

The Fund utilizes financial leverage to seek to increase the yield to the holders of common shares while maintaining the appropriate credit standards. Using leverage for investment purposes involves borrowing at a floating short-term rate, and investing those proceeds at a higher floating rate. Unlike traditional fixed income asset classes, using leverage in the floating rate senior loan asset class does not expose investors to the same degree of risk from rising short-term interest rates, as the income produced from the Fund's loan investments will adjust in a fashion consistent with the Fund's borrowing costs. The use of leverage can, however, magnify the erosion of the Fund's net asset value in declining markets. As of February 29, 2008, the Fund had $544 million outstanding under a $765 million revolving credit facility.

TOP TEN INDUSTRY SECTORS AS OF FEBRUARY 29, 2008 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Healthcare, Education and Childcare	10.0%	14.2%
North American Cable	10.0%	14.1%
Printing & Publishing	6.1%	8.6%
Retail Stores	5.0%	7.1%
Utilities	4.9%	6.9%
Chemicals, Plastics & Rubber	4.6%	6.5%
Data and Internet Services	4.5%	6.3%
Leisure, Amusement, Entertainment	4.0%	5.7%
Radio and TV Broadcasting	4.0%	5.7%
Foreign Cable, Foreign TV, Radio and Equipment	3.8%	5.3%

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

OUTLOOK

Looking forward, although decent progress has been made in mending the technical imbalance largely responsible for recent loan market woes, we believe substantial headwinds still exist. Global credit markets have not yet returned to full functionality, and most credit investors still envision further write-downs coming from the corporate banking ranks as weaker economic conditions take hold of both the consumer and corporate markets. However, we also believe that the recent actions taken by the Federal Reserve to aggressively infuse liquidity into the U.S financial system have not only had an immediate positive psychological impact on investor sentiment, but will provide the foundation for improved credit conditions longer-term. Specific to the senior loan market, we remain of the opinion that, given time, the still present technical imbalance will eventually subside and thus provide a natural catalyst to higher loan prices, even if default rates continue to moderately increase. We also believe that our strategy of investing primarily in the better quality and most liquid non-investment grade bank loans, combined with rigorous ongoing monitoring, has the potential to continue our favorable default experience. Recall that, absent a loss associated with a default, senior bank loans pay off at par, which would provide investors the opportunity to, over time, recapture price declines and price discounts. Investors looking to capitalize on that favorable total return opportunity must have a reasonable risk tolerance and a sufficiently long investment horizon.

Jeffrey A. Bakalar Senior Vice President Senior Portfolio Manager ING Investment Management Co.	Daniel A. Norman Senior Vice President Senior Portfolio Manager ING Investment Management Co.

ING Senior Income Fund
April 11, 2008

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Net Returns for the Periods Ended February 29, 2008
	1 Year	3 Years	5 Years	April 2, 2001
Including Sales Charge:
Class A(1)	(11.23)%	(0.15)%	2.11%	3.57%
Class B(2)	(11.98)%	(0.42)%	2.40%	3.01%
Class C(3)	(10.27)%	0.17%	2.59%	3.03%
Class Q	(8.99)%	0.68%	3.07%	3.50%
Excluding Sales Charge:
Class A	(8.94)%	0.70%	3.11%	3.57%
Class B	(9.43)%	0.15%	2.56%	3.01%
Class C	(9.42)%	0.17%	2.59%	3.03%
Class Q	(8.99)%	0.68%	3.07%	3.50%
S&P/LSTA Leveraged Loan Index(4)	(5.29)%	2.27%	4.20%	3.85%

Total net returns reflect that ING Investments, LLC (the Fund's Investment Adviser) may have waived, reimbursed or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's future performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month-end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Return calculations for the period beginning April 2, 2001 through June 30, 2002, reflect no deduction of a front-end sales charge. Return calculations for the period beginning July 1, 2002 through October 10, 2004, reflect deduction of the maximum Class A sales charge of 4.75%. Return calculations with a starting date after October 11, 2004 are based on a 2.50% sales charge. There is no front-end sales charge if you purchase Class A common shares in an amount of $1 million or more. However, the shares will be subject to a 1.00% Early Withdrawal Charge ("EWC") if they are repurchased by the Fund within one year of purchase.

(2)  Class B maximum EWC is 3% in the first year, declining to 1% in the fifth year and eliminated thereafter.

(3)  Class C maximum EWC is 1% for the first year.

(4)  Source: S&P/Loan Syndications and Trading Association. The LLI Index ("LLI") is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications and Trading Association ("LSTA") conceived the LLI to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index. Since inception performance for the index is shown from March 31, 2001 for Class A, B, C and Class Q common shares.

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

YIELDS AND DISTRIBUTION RATES

	30-Day SEC Yields(1)				Average Annualized Distribution Rates(2)
	Class A	Class B	Class C	Class Q	Class A	Class B	Class C	Class Q
February 29, 2008	7.24%	6.92%	6.92%	7.44%	7.12%	6.61%	6.60%	7.16%
August 31, 2007	6.64%	6.31%	6.31%	6.78%	6.82%	6.33%	6.32%	6.85%

(1)  Yield is calculated by dividing the Fund's net investment income per share for the most recent thirty days by the net asset value. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Fund's yield consistent with the Securities Exchange Commission standardized yield formula for open-end investment companies.

(2)  Distribution Rates are calculated by annualizing dividends declared during the period (i.e., by dividing the monthly dividend amount by the number of days in the month and multiplying by the number of days in the fiscal year) and then dividing the resulting annualized dividend by the month-ending NAV.

Risk is inherent in all investing. The following are the principal risks associated with investing in the Fund. This is not, and is not intended to be, a description of all risks of investing in the Fund. A more detailed description of the risks of investing in the Fund is contained in the Fund's current prospectus.

Credit Risk: The Fund invests a substantial portion of its assets in below investment grade senior loans and other below investment grade assets. Below investment grade loans involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Fund's common shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Fund's NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on the Fund's common shares. If short-term market interest rates fall, the yield on the Fund will also fall. To the extent that the interest rate spreads on loans in the Fund experience a general decline, the yield on the Fund will fall and the value of the Fund's assets may decrease, which will cause the Fund's value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund's portfolio, the impact of rising rates will be delayed to the extent of such lag.

Leverage Risk: The Fund's use of leverage through borrowings or the issuance of preferred shares can adversely affect the yield on the Fund's Common Shares. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

Liquidity Risk: The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers for not less than 5% of its outstanding Common Shares. If more than 5% of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one month. Shareholders also will not have liquidity between these monthly repurchase dates. For the months of August 2007 and February 2008, the Fund received redemption requests in excess of the respective monthly repurchase offer amounts and therefore had to reduce such requests pro rata.

ING Senior Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Senior Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Senior Income Fund, as of February 29, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Senior Income Fund as of February 29, 2008, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 29, 2008

ING Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 29, 2008

ASSETS:
Investments in securities at value (Cost $1,985,008,308)	$1,775,058,087
Cash	48,911,484
Foreign currencies at value (Cost $1,454,532)	1,448,692
Receivables:
Investment securities sold	58,386,024
Fund shares sold	5,447,619
Interest	19,835,049
Other	43,846
Unrealized appreciation on forward foreign currency contracts	614,444
Prepaid expenses	64,501
Total assets	1,909,809,746
LIABILITIES:
Payable for investment securities purchased	1,833
Notes payable	544,000,000
Accrued interest payable	2,319,812
Deferred arrangement fees on revolving credit facilities	675,772
Payable to affiliates	1,953,744
Income distribution payable	2,773,705
Unrealized depreciation on forward foreign currency contracts	4,051,418
Unrealized depreciation on unfunded commitments	2,403,268
Accrued trustees fees	111,572
Other accrued expenses and liabilities	422,272
Total liabilities	558,713,396
NET ASSETS	$1,351,096,350
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,586,235,140
Undistributed net investment income	420,670
Accumulated net realized loss on investments and foreign currency related transactions	(20,053,156)
Net unrealized depreciation on investments and foreign currency related transactions	(215,506,304)
NET ASSETS	$1,351,096,350

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 29, 2008 (continued)

Class A:
Net assets	$595,016,502
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	45,039,281
Net asset value and redemption price per share	$13.21
Maximum offering price per share (2.50%)(1)	$13.55
Class B:
Net assets	$75,885,072
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	5,759,810
Net asset value and redemption price per share(2)	$13.17
Class C:
Net assets	$625,516,462
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	47,405,741
Net asset value and redemption price per share(2)	$13.19
Class Q:
Net assets	$54,678,314
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	4,162,899
Net asset value and redemption price per share	$13.13

(1)  Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF OPERATIONS for the Year Ended February 29, 2008

INVESTMENT INCOME:
Interest	$181,765,140
Arrangement fees earned	581,171
Other	3,378,642
Total investment income	185,724,953
EXPENSES:
Investment management fees	18,768,938
Administration fees	2,346,117
Distribution and service fees:
Class A	2,187,574
Class B	987,536
Class C	6,304,995
Class Q	263,760
Transfer agent fees:
Class A	356,815
Class B	40,833
Class C	346,672
Class Q	41,471
Shareholder reporting expense	292,800
Interest expense	24,771,948
Custodian fees	1,055,589
Credit facility fees	16,293
Professional fees	232,815
Trustees' fees	139,000
Registration fees	156,695
Postage expense	699,800
Miscellaneous expense	175,898
Total expenses	59,185,549
Less:
Net waived fees	(246,884)
Net expenses	58,938,665
Net investment income	126,786,288
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized loss on:
Investments	(13,256,985)
Foreign currency related transactions	(14,900,321)
Net realized loss on investments and foreign currency related transactions	(28,157,306)
Net change in unrealized appreciation or depreciation on:
Investments	(242,764,710)
Foreign currency related transactions	(2,572,390)
Unfunded commitments	(2,403,268)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(247,740,368)
Net realized and unrealized loss on investments and foreign currency related transactions	(275,897,674)
Decrease in net assets resulting from operations	$(149,111,386)

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 29, 2008	Year Ended February 28, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$126,786,288	$136,929,195
Net realized loss on investments and foreign currency related transactions	(28,157,306)	(1,310,799)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(247,740,368)	4,713,875
Increase (decrease) in net assets resulting from operations	(149,111,386)	140,332,271
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(50,570,172)	(64,626,473)
Class B	(5,246,598)	(7,057,368)
Class C	(44,535,539)	(56,290,853)
Class Q	(6,099,213)	(10,499,863)
Net realized gain from investments:
Class A	(1,182,115)	—
Class B	(148,822)	—
Class C	(1,241,046)	—
Class Q	(116,903)	—
Tax return of capital:
Class A	(9,354,901)	—
Class B	(1,042,664)	—
Class C	(8,907,689)	—
Class Q	(1,143,727)	—
Decrease in net assets from distributions to shareholders	(129,589,389)	(138,474,557)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	498,743,998	915,801,787
Reinvestment of distributions	85,200,633	91,655,109
	583,944,631	1,007,456,896
Cost of shares repurchased	(1,127,661,585)	(982,810,449)
Net increase (decrease) in net assets resulting from capital share transactions	(543,716,954)	24,646,447
Net increase (decrease) in net assets	(822,417,729)	26,504,161
NET ASSETS:
Beginning of year	2,173,514,079	2,147,009,918
End of year	$1,351,096,350	$2,173,514,079
Undistributed net investment income/distributions in excess of net investment income at end of year	$420,670	$(5,025,751)

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF CASH FLOWS for the Year Ended February 29, 2008

INCREASE (DECREASE) IN CASH Cash Flows from Operating Activities:
Interest received	$179,621,990
Arrangement fees received	774,603
Other income received	3,385,299
Interest paid	(23,807,251)
Other operating expenses paid	(34,691,882)
Purchases of investments	(1,331,486,254)
Proceeds on sale of investments	1,585,500,847
Net cash provided by operating activities	379,297,352
Cash Flows from Financing Activities:
Distributions paid to common shareholders	(45,010,411)
Proceeds from capital shares sold	503,871,941
Disbursements for capital shares repurchased	(1,127,661,585)
Net increase in notes payable	307,000,000
Net cash flows used in financing activities	(361,800,055)
Net increase in cash	17,497,297
Cash at beginning of year	31,414,187
Cash at end of year	$48,911,484
Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash provided by Operating Activities:
Net decrease in net assets resulting from operations	$(149,111,386)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation/depreciation on investments	242,764,710
Change in unrealized appreciation/depreciation on foreign currencies	9,828
Change in unrealized appreciation/depreciation on forward foreign currency contracts	2,845,287
Change in unrealized appreciation on other assets and liabilities	(282,725)
Change in unrealized depreciation on unfunded commitments	2,403,268
Net accretion of discounts on investments	(5,310,468)
Net amortization of premiums on investments	766,533
Realized loss on sale of investments and foreign currency related transactions	28,157,306
Purchases of investments	(1,331,486,254)
Proceeds on sale of investments	1,585,500,847
Decrease in other assets	6,657
Decrease in interest receivable	2,400,785
Decrease in prepaid arrangement fees on notes payable	16,293
Decrease in prepaid expenses	70,034
Increase in deferred arrangement fees on revolving credit facilities	193,432
Increase in accrued interest payable	964,697
Decrease in payable to affiliate	(555,067)
Increase in accrued trustee fees	68,061
Decrease in accrued expenses	(124,486)
Total adjustments	528,408,738
Net cash provided by operating activities	$379,297,352
Non Cash Financing Activities
Receivable for shares sold	$5,447,619
Reinvestment of distributions	$85,200,633

See Accompanying Notes to Financial Statements

ING SENIOR INCOME FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding for each year.

	Class A
	Year Ended February 28 or 29,
	2008	2007	2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of year	$15.57	15.56	15.59	15.47		14.83
Income (loss) from investment operations:
Net investment income	$1.04	1.01	0.78	0.55		0.61
Net realized and unrealized gain (loss) on investments	$(2.35)	0.02	(0.03)	0.18		0.69
Total income (loss) from investment operations	$(1.31)	1.03	0.75	0.73		1.30
Less distributions from:
Net investment income	$0.95	1.02	0.78	0.56		0.64
Net realized gains on investments	$0.03	—	—	0.05		0.02
Return of capital	$0.07	—	—	—		—
Total distributions	$1.05	1.02	0.78	0.61		0.66
Net asset value, end of year	$13.21	15.57	15.56	15.59		15.47
Total Investment Return(1)%	(8.94)	6.84	4.96	4.80		8.93
Ratios/Supplemental Data:
Net assets, end of year (000's)	$595,017	998,140	918,621	736,740		172,975
Average borrowings (000's)(2)	$426,164	404,137	325,044	34,767		20,771
Asset coverage per $1,000 of debt	$3,484	10,171	6,519	1,251		—	*
Ratios to average net assets after reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	1.53	1.50	1.50	1.34		1.36
Expenses (with interest and other fees related to revolving credit facility)(3)%	2.81	2.56	2.20	1.45		1.43
Net investment income(3)%	6.85	6.42	4.98	3.49		3.84
Ratios to average net assets before reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	1.53	1.48	1.48	1.35		1.46
Expenses (with interest and other fees related to revolving credit facility)(3)%	2.81	2.54	2.18	1.46		1.53
Net investment income(3)%	6.85	6.44	5.00	3.48		3.74
Portfolio turnover rate %	56	57	82	82		72
Shares outstanding at end of year (000's)	45,039	64,122	59,029	47,252		11,180
	Class B
	Year Ended February 28 or 29,
	2008	2007	2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of year	$15.53	15.53	15.57	15.45		14.82
Income (loss) from investment operations:
Net investment income	$0.96	0.92	0.70	0.47	**	0.53
Net realized and unrealized gain (loss) on investments	$(2.34)	0.02	(0.04)	0.18	**	0.69
Total income (loss) from investment operations	$(1.38)	0.94	0.66	0.65		1.22
Less distributions from:
Net investment income	$0.94	0.94	0.70	0.48		0.57
Net realized gains on investments	$0.03	—	—	0.05		0.02
Return of capital	$0.01	—	—	—		—
Total distributions	$0.98	0.94	0.70	0.53		0.59
Net asset value, end of year	$13.17	15.53	15.53	15.57		15.45
Total Investment Return(1)%	(9.43)	6.26	4.37	4.28		8.33
Ratios/Supplemental Data:
Net assets, end of year (000's)	$75,885	111,749	120,254	125,200		62,852
Average borrowings (000's)(2)	$426,164	404,137	325,044	34,767		20,771
Asset coverage per $1,000 of debt	$3,484	10,171	6,519	1,251		—	*
Ratios to average net assets after reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	2.04	2.00	1.99	1.87		1.87
Expenses (with interest and other fees related to revolving credit facility)(3)%	3.35	3.06	2.69	1.94		1.97
Net investment income(3)%	6.36	5.91	4.45	2.93		3.47
Ratios to average net assets before reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	2.29	2.23	1.97	2.13		2.22
Expenses (with interest and other fees related to revolving credit facility)(3)%	3.60	3.29	2.67	2.19		2.31
Net investment income(3)%	6.11	5.68	4.47	2.67		3.13
Portfolio turnover rate %	56	57	82	82		72
Shares outstanding at end of year (000's)	5,760	7,195	7,742	8,043		4,068

(1)  Total investment returns do not include sales load.

(2)  Based on the active days of borrowing.

(3)  The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years to the following: Class A – 0.90% of Managed Assets plus 0.45% of average daily net assets

Class B – 0.90% of Managed Assets plus 1.20% of average daily net assets

Class C – 0.90% of Managed Assets plus 0.95% of average daily net assets

Class Q – 0.90% of Managed Assets plus 0.45% of average daily net assets

*  There were no loans outstanding at period end.

**  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING SENIOR INCOME FUND (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding for each year.

	Class C
	Year Ended February 28 or 29,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$15.55	15.55	15.58	15.46	14.82
Income (loss) from investment operations:
Net investment income	$0.96	0.93	0.70	0.47	0.53
Net realized and unrealized gain (loss) on investments	$(2.34)	0.01	(0.03)	0.18	0.70
Total income (loss) from investment operations	$(1.38)	0.94	0.67	0.65	1.23
Less distributions from:
Net investment income	$0.88	0.94	0.70	0.48	0.57
Net realized gains on investments	$0.03	—	—	0.05	0.02
Return of capital	$0.07	—	—	—	—
Total distributions	$0.98	0.94	0.70	0.53	0.59
Net asset value, end of year	$13.19	15.55	15.55	15.58	15.46
Total Investment Return(1)%	(9.42)	6.25	4.44	4.28	8.40
Ratios/Supplemental Data:
Net assets, end of year (000's)	$625,516	927,950	923,549	830,584	275,849
Average borrowings (000's)(2)	$426,164	404,137	325,044	34,767	20,771
Asset coverage per $1,000 of debt	$3,484	10,171	6,519	1,251	—	*
Ratios to average net assets after reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	2.04	2.00	1.99	1.83	1.86
Expenses (with interest and other fees related to revolving credit facility)(3)%	3.35	3.06	2.69	1.94	1.94
Net investment income(3)%	6.35	5.92	4.46	2.88	3.38
Ratios to average net assets before reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	2.04	1.98	1.97	1.83	1.96
Expenses (with interest and other fees related to revolving credit facility)(3)%	3.35	3.04	2.67	1.95	2.04
Net investment income(3)%	6.35	5.93	4.48	2.87	3.28
Portfolio turnover rate %	56	57	82	82	72
Shares outstanding at end of year (000's)	47,406	59,679	59,402	53,316	17,841
	Class Q
	Year Ended February 28 or 29,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$15.49	15.49	15.52	15.41	14.79
Income (loss) from investment operations:
Net investment income	$1.05	0.99	0.78	0.52	0.63
Net realized and unrealized gain (loss) on investments	$(2.36)	0.03	(0.03)	0.20	0.65
Total income (loss) from investment operations	$(1.31)	1.02	0.75	0.72	1.28
Less distributions from:
Net investment income	$1.01	1.02	0.78	0.56	0.64
Net realized gains on investments	$0.03	—	—	0.05	0.02
Return of capital	$0.01	—	—	—	—
Total distributions	$1.05	1.02	0.78	0.61	0.66
Net asset value, end of year	$13.13	15.49	15.49	15.52	15.41
Total Investment Return(1)%	(8.99)	6.81	4.97	4.75	8.82
Ratios/Supplemental Data:
Net assets, end of year (000's)	$54,678	135,675	184,586	183,017	157,051
Average borrowings (000's)(2)	$426,164	404,137	325,044	34,767	20,771
Asset coverage per $1,000 of debt	$3,484	10,171	6,519	1,251	—	*
Ratios to average net assets after reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	1.53	1.50	1.49	1.34	1.40
Expenses (with interest and other fees related to revolving credit facility)(3)%	2.71	2.56	2.19	1.45	1.54
Net investment income(3)%	6.81	6.39	4.96	3.39	4.17
Ratios to average net assets before reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	1.53	1.48	1.47	1.34	1.48
Expenses (with interest and other fees related to revolving credit facility)(3)%	2.71	2.54	2.17	1.45	1.62
Net investment income(3)%	6.81	6.41	4.98	3.38	4.09
Portfolio turnover rate %	56	57	82	82	72
Shares outstanding at end of year (000's)	4,163	8,761	11,918	11,789	10,188

(1)  Total investment returns do not include sales load.

(2)  Based on the active days of borrowing.

(3)  The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years to the following:

Class A – 0.90% of Managed Assets plus 0.45% of average daily net assets

Class B – 0.90% of Managed Assets plus 1.20% of average daily net assets

Class C – 0.90% of Managed Assets plus 0.95% of average daily net assets

Class Q – 0.90% of Managed Assets plus 0.45% of average daily net assets

*  There were no loans outstanding at period end.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2008

NOTE 1 — ORGANIZATION

ING Senior Income Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as a continuously-offered, diversified, closed-end, management investment company. The Fund invests at least 80% of its net assets plus the amount of any borrowings, for investment purposes, in U.S. dollar denominated, floating rate secured senior loans, which generally are not registered under the Securities Act of 1933 as amended (the "'33 Act"), and contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. During the period December 15, 2000 through March 30, 2001, the Fund issued 19,933,953 Class Q shares to an affiliate of the Fund's manager, ING Investments, LLC (the "Investment Adviser") in exchange for $200,000,000. Effective April 2, 2001, the Fund commenced the offering of Class A, Class B, Class C and Class Q shares to the public.

The Fund currently has four classes of shares: A, B, C and Q. Class A shares are subject to a sales charge of up to 2.50%. Class A shares purchased in excess of $1,000,000 are not subject to a sales charge but are subject to an Early Withdrawal Charge ("EWC") of 1% within one year of purchase. Class A shares are issued upon conversion of Class B shares eight years after purchase or through an exchange of Class A shares of certain ING Funds. Class B shares are subject to an EWC of up to 3% over the five-year period after purchase and Class C shares are subject to an EWC of 1% during the first year after purchase.

To maintain a measure of liquidity, the Fund offers to repurchase between 5% and 25% of its outstanding common shares on a monthly basis. This is a fundamental policy that cannot be changed without shareholder approval. The Fund may not repurchase more than 25% in any calendar quarter. Other than these monthly repurchases, no market for the Fund's common shares is expected to exist. The separate classes of shares differ principally in their distribution fees and shareholder servicing fees. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata on the average daily net assets of each class, without distinction between share classes. Differences in the per share dividend rates generally result from differences in separate class expenses, including distribution fees and shareholder servicing fees.

Class B common shares of the Fund became closed to new investment, provided that: (1) Class B common shares of the Fund may be purchased through the reinvestment of dividends issued by the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B common shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex for the Fund's Class B common shares.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A.  Senior Loan and Other Security Valuation. Senior loans held by the Fund are normally valued at the average of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. As of February 29, 2008, 98.96% of total loans were valued based on these procedures.

Prices from a pricing service may not be available for all loans and the Investment Adviser may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser that the Investment Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser and monitored by the Fund's Board of Trustees through its Valuation, Proxy and Brokerage Committee (formerly, Valuation and Proxy Committee).

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities other than senior loans for which reliable market value quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures established by, the Board of Trustees of the Fund. Investments in securities maturing in 60 days or less from the date of valuation are valued at amortized cost, which, when combined with accrued interest, approximates market value. To the extent the Fund invests in other registered companies, the Fund's NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

B.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund records distributions to its shareholders on the ex-dividend date.

C.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amortization and discount accretion are deferred and recognized over the shorter of four years or the actual term of the loan. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date.

D.  Federal Income Taxes. It is the Fund's policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

NOTE 3 — INVESTMENTS

For the year ended February 29, 2008, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $1,288,764,544 and $1,650,424,212, respectively. At February 29, 2008, the Fund held senior loans valued at $1,770,872,313 representing 99.8% of its total investments. The market value of these assets is established as set forth in Note 2.

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Warrants and shares of common stock held in the portfolio were acquired in conjunction with loans held by the Fund. Certain of these shares and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after the issuance of the shares or warrants.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2008 (continued)

NOTE 3 — INVESTMENTS (continued)

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis
Decision One Corporation (463,664 Common Shares)	06/03/05	$295,535
Neoplan USA Corporation (1,627 Common Shares)	08/31/04	—
Neoplan USA Corporation (170 Series B Preferred Shares)	08/29/03	—
Neoplan USA Corporation (102 Series C Preferred Shares)	08/29/03	40,207
Neoplan USA Corporation (331 Series D Preferred Shares)	08/29/03	330,600
Norwood Promotional Products, Inc. (80,087 Common Shares)	08/23/04	10,046
Norwood Promotional Products, Inc. (Contingent Value Rights)	12/14/07	372,001
Safelite Realty Corporation (30,003 Common Shares)	06/21/01	—
Total restricted securities excluding senior loans (market value of $612,025 was 0.0% of net assets at February 29, 2008).		$1,048,389

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has entered into an investment management agreement ("Management Agreement") with the Investment Adviser to provide advisory and management services. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) ("Managed Assets"). The Fund is sub-advised by ING Investment Management Co. ("ING IM"). Under the sub-advisory agreement, ING IM is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Investment Adviser. Both ING IM and the Investment Adviser are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep") and affiliates of each other.

The Fund has also entered into an Administration Agreement with ING Funds Services, LLC (the "Administrator"), an indirect, wholly-owned subsidiary of ING Groep N.V., to provide administrative services. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund's Managed Assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is compensated by the Fund for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees ("Service Fees") paid to securities dealers who executed a distribution agreement with the Distributor. Under the 12b-1 plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class B	Class C	Class Q
0.25%	1.00%	0.75%	0.25%

During the year ended February 29, 2008, the Distributor waived 0.25% of the Service Fee on Class B shares only.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2008 (continued)

NOTE 6 — EXPENSE LIMITATIONS

The Investment Adviser has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses, to the following:

Class A — 0.90% of Managed Assets plus 0.45% of average daily net assets

Class B — 0.90% of Managed Assets plus 1.20% of average daily net assets

Class C — 0.90% of Managed Assets plus 0.95% of average daily net assets

Class Q — 0.90% of Managed Assets plus 0.45% of average daily net assets

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of February 29, 2008, the Fund did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

NOTE 7 — COMMITMENTS

The Fund has entered into a revolving credit agreement, collateralized by assets of the Fund, to borrow up to $765 million maturing June 12, 2008. Borrowing rates under this agreement are based on a commercial paper pass through rate plus 0.25% on the funded portion. A facility fee of 0.15% is charged on the entire facility. There was $544 million of borrowings outstanding at February 29, 2008 at a rate of 5.61%, excluding other fees related to the entire facility. Average borrowings for the year ended February 29, 2008 were $426,163,934 and the average annualized interest rate was 5.81%, excluding other fees related to the entire facility.

NOTE 8 — SENIOR LOAN COMMITMENTS

As of February 29, 2008, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Advance Food Co.	$175,316
Calpine Corp.	2,295,000
Cannery Casino Resorts	755,906
Cellular South, Inc.	750,000
Cengage Learning, Inc.	3,333,333
Centaur Gaming	350,877
Coach America Holdings, Inc.	493,837
Coleto Creek Power	4,625,000
Community Health Systems, Inc.	2,454,953
Fleetcor Technologies Operating Co., LLC	133,333
Fontainebleau Resorts, LLC	1,333,333
Golden Nugget, Inc.	$636,364
Hub International Holdings, Inc.	101,307
Iasis Healthcare Corporation	325,517
Kerasotes Theatres, Inc.	996,930
Las Vegas Sands, LLC	1,600,000
Longview Power, LLC	120,000
Lucite International U.S. Finco Ltd.	362,119
MEG Energy Corp.	2,820,000
Sturm Foods, Inc.	500,000
United Surgical Partners International, Inc.	147,177
Univision Communications, Inc.	1,217,387
Valassis Communications, Inc.	320,000
$25,847,689

The unrealized depreciation on these commitments of $2,403,268 as of February 29, 2008 is reported as such on the Statement of Assets and Liabilities.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2008 (continued)

NOTE 9 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At February 29, 2008, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Distribution and Service Fees	Total
$1,247,606	$155,951	$550,187	$1,953,744

The Fund has adopted a Retirement Policy ("Policy") covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy agreement, as amended.

NOTE 10 — CUSTODIAL AGREEMENT

State Street Bank and Trust Company ("SSB") serves as the Fund's custodian and recordkeeper. Custody fees paid to SSB may be reduced by earnings credits based on the cash balances held by SSB for the Fund.

There were no earnings credits for the year ended February 29, 2008.

NOTE 11 — SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Fund may invest up to 10% of its total assets, measured at the time of investment, in subordinated loans and up to 10% of its total assets, measured at the time of investment, in unsecured loans. As of February 29, 2008, the Fund held 0.2% of its total assets in subordinated loans and unsecured loans.

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Year Ended February 29, 2008	Year Ended February 28, 2007	Year Ended February 29, 2008	Year Ended February 28, 2007
Number of Shares
Shares sold	20,937,530	32,168,921	258,732	887,201
Reinvestment of distributions	2,680,330	2,946,341	293,088	312,109
Shares redeemed	(42,700,361)	(30,022,776)	(1,987,376)	(1,746,090)
Net increase (decrease) in shares outstanding	(19,082,501)	5,092,486	(1,435,556)	(546,780)
Dollar Amount ($)
Shares sold	$315,825,843	$498,004,945	$3,936,833	$13,712,848
Reinvestment of distributions	40,028,039	44,687,774	4,350,436	4,755,391
Shares repurchased	(632,655,516)	(464,618,771)	(29,552,375)	(26,983,867)
Net increase (decrease)	$(276,801,634)	$78,073,948	$(21,265,106)	$(8,515,628)
	Class C		Class Q
	Year Ended February 29, 2008	Year Ended February 28, 2007	Year Ended February 29, 2008	Year Ended February 28, 2007
Number of Shares
Shares sold	10,033,170	19,971,910	1,715,120	6,177,228
Reinvestment of distributions	2,577,751	2,633,036	167,147	145,573
Shares redeemed	(24,884,246)	(22,327,696)	(6,480,360)	(9,479,659)
Net increase (decrease) in shares outstanding	(12,273,325)	277,250	(4,598,093)	(3,156,858)
Dollar Amount ($)
Shares sold	$153,006,108	$308,955,952	$25,975,214	$95,128,042
Reinvestment of distributions	38,331,993	39,969,119	2,490,165	2,242,825
Shares repurchased	(369,552,688)	(345,190,055)	(95,901,006)	(146,017,756)
Net increase (decrease)	$(178,214,587)	$3,735,016	$(67,435,627)	$(48,646,889)

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2008 (continued)

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of February 29, 2008:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(14,888,345)	$14,888,345

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 29, 2008			Year Ended February 28, 2007
Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income
$106,464,636	$2,675,772	$20,448,981	$138,474,557

The tax-basis components of distributable earnings for federal income tax purposes as of February 29, 2008 were:

Unrealized Appreciation/ (Depreciation)	Post-October Currency Losses Deferred	Post-October Capital Losses Deferred
$(212,293,520)	$(242,599)	$(19,828,966)

The Fund's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. Acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Fund has analyzed the tax positions of the Fund. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2008 (continued)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of February 29, 2008, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting SFAS No. 157.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under Statement 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments.

SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of February 29, 2008, management of the Fund is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 15 — INFORMATION REGARDING TRADING OF ING'S US MUTUAL FUNDS

As discussed in earlier supplements filed with the SEC, ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2008 (continued)

NOTE 15 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 16 — SUBSEQUENT EVENTS

Effective April 16, 2008, the Fund launched Class I and Class W.

DIVIDENDS DECLARED

Subsequent to February 29, 2008, the Fund declared the following dividends:

Per Share Amount		Type	Declaration Date	Record Date	Payable Date
$0.07967	(A)	NII	Daily	Daily	April 1, 2008
$0.07376	(B)	NII	Daily	Daily	April 1, 2008

NII — Net Investment Income

(A) — For Class A and Q shares.

(B) — For Class B and C shares.

ING Senior Income Fund

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Registrant's website at www.ingfunds.com; and (3) on the SEC's website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant's website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available on the SEC's website at www.sec.gov. The Registrant's Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at (800) 992-0180.

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008

Senior Loans: 131.1%			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Aerospace & Defense: 2.0%
		Avio Group	NR	NR
EUR	708,333	Term Loan, 6.425%, maturing December 13, 2014			$932,172
	$556,314	Term Loan, 6.510%, maturing December 13, 2014			478,430
EUR	708,333	Term Loan, 7.050%, maturing December 13, 2015			936,880
	$590,346	Term Loan, 7.468%, maturing December 13, 2015			510,649
		Delta Air Lines, Inc.	Ba2	BB-
	2,835,000	Term Loan, 6.832%, maturing April 30, 2012			2,435,738
	2,985,000	Term Loan, 8.082%, maturing April 30, 2012			2,537,250
		Dyncorp International, LLC	Ba2	BB
	2,163,626	Term Loan, 6.875%, maturing February 11, 2011			2,001,354
		Hawker Beechcraft Acquisition Company, LLC	Ba3	BB
	6,753,308	Term Loan, 6.830%, maturing March 26, 2014			6,270,027
	735,650	Term Loan, 6.930%, maturing March 26, 2014			683,005
		Hexcel Corporation	Ba1	BB+
	582,999	Term Loan, 5.862%, maturing March 01, 2012			565,510
		McKechnie Aerospace DE, Inc.	Ba3	B+
	1,243,750	Term Loan, 6.772%, maturing May 11, 2014			1,094,500
		United Airlines, Inc.	B1	BB-
	2,852,468	Term Loan, 6.529%, maturing February 01, 2014			2,413,901
		US Airways Group, Inc.	B2	B+
	8,000,000	Term Loan, 5.625%, maturing March 24, 2014			6,327,504
					27,186,920
Automobile: 1.7%
		Dollar Thrifty Automotive Group, Inc.	B1	BB
	995,000	Term Loan, 5.122%, maturing June 15, 2014			858,188
		Ford Motor Company	Ba3	B+
	2,216,307	Term Loan, 8.000%, maturing December 15, 2013			1,904,177
		KAR Holdings, Inc.	Ba3	B+
	4,975,000	Term Loan, 7.080%, maturing October 20, 2013			4,470,037
		Navistar International Corporation	BB-	NR
	1,200,000	Term Loan, 7.276%, maturing January 19, 2012			1,080,000

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Automobile: (continued)
		Oshkosh Truck Corporation	Ba3	BBB-
	$15,737,500	Term Loan, 6.900%, maturing December 06, 2013			$14,735,871
					23,048,273
Beverage, Food & Tobacco: 3.1%
		Advance Food Company	B1	BB-
	75,136	Term Loan, 2.364%, maturing March 16, 2014			63,114
	870,008	Term Loan, 6.580%, maturing March 16, 2014			730,807
		ARAMARK Corporation	Ba3	BB
	14,245,668	Term Loan, 6.705%, maturing January 26, 2014			13,094,429
	3,960,000	Term Loan, 6.705%, maturing January 26, 2014			3,676,274
	1,751,637	Term Loan, 7.198%, maturing January 26, 2014			1,626,135
		Birds Eye Foods, Inc.	B1	B+
	859,167	Term Loan, 6.580%, maturing March 22, 2013			762,510
		Bumble Bee Foods, LLC	B1	B+
	1,800,000	Term Loan, 5.521%, maturing May 02, 2012			1,674,000
		Golden State Foods	B1	B+
	4,331,250	Term Loan, 4.994%, maturing February 28, 2011			4,233,797
		Iglo Birds Eye	NR	NR
EUR	51,247	Term Loan, 7.018%, maturing October 25, 2014			70,569
EUR	380,330	Term Loan, 7.018%, maturing October 27, 2014			523,732
EUR	568,424	Term Loan, 7.018%, maturing October 27, 2014			782,747
EUR	51,247	Term Loan, 7.393%, maturing October 25, 2015			70,930
EUR	568,424	Term Loan, 7.393%, maturing October 27, 2015			786,755
EUR	380,330	Term Loan, 7.393%, maturing October 27, 2015			523,732
		Pinnacle Foods Holding Corporation	B2	B
	$7,661,500	Term Loan, 7.483%, maturing April 02, 2014			6,773,249
		Sturm Foods, Inc.	B1	B
	2,977,500	Term Loan, 5.813%, maturing January 31, 2014			2,243,049
		United Biscuits	NR	NR
EUR	775,940	Term Loan, 6.829%, maturing December 14, 2014			1,030,278
GBP	1,000,000	Term Loan, 7.962%, maturing December 14, 2014			1,737,685

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
		Van Houtte, Inc.	B1	BB-
	$1,094,500	Term Loan, 7.330%, maturing July 19, 2014			$1,017,885
	149,250	Term Loan, 7.330%, maturing July 19, 2014			138,803
					41,560,480
Buildings & Real Estate: 1.4%
		Contech Construction Products, Inc.	Ba3	BB
	2,696,528	Term Loan, 5.191%, maturing January 31, 2013			2,359,462
		Custom Building Products, Inc.	B1	BB-
	4,288,276	Term Loan, 6.977%, maturing October 29, 2011			3,816,566
		Headwaters, Inc.	Ba2	BB+
	2,838,285	Term Loan, 6.808%, maturing April 30, 2011			2,710,562
		John Maneely Company	B3	B+
	4,478,799	Term Loan, 7.461%, maturing December 08, 2013			3,907,752
		KCPC Acquisition, Inc.	Ba2	B
	562,196	Term Loan, 5.318%, maturing May 22, 2014			500,354
	189,655	Term Loan, 7.000%, maturing May 22, 2014			168,793
		LaFarge Roofing	NR	NR
EUR	441,573	Term Loan, 6.890%, maturing June 14, 2015			475,736
EUR	180,337	Term Loan, 6.890%, maturing June 14, 2015			194,289
	$169,425	Term Loan, 6.955%, maturing June 14, 2015			120,150
EUR	409,551	Term Loan, 7.140%, maturing March 14, 2016			453,680
EUR	210,674	Term Loan, 7.140%, maturing March 14, 2016			233,374
	$171,654	Term Loan, 7.205%, maturing March 14, 2016			125,164
		Nortek, Inc.	Ba2	B+
	2,209,745	Term Loan, 5.350%, maturing August 27, 2011			1,916,954
		Shea Capital I, LLC	Ba3	BB-
	553,535	Term Loan, 6.828%, maturing October 27, 2011			426,222
		Tishman Speyer	Ba2	BB-
	2,000,000	Term Loan, 4.920%, maturing December 27, 2012			1,700,000
					19,109,058

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Cargo Transport: 1.3%
		Baker Tanks, Inc.	B1	B
$3,473,750		Term Loan, 5.333%, maturing May 08, 2014			$3,213,219
		Dockwise Transport, N.V.	NR	NR
1,368,524		Term Loan, 7.205%, maturing January 11, 2015			1,190,616
1,000,000		Term Loan, 7.205%, maturing January 11, 2015			870,000
1,368,524		Term Loan, 7.705%, maturing January 11, 2016			1,195,177
1,000,000		Term Loan, 7.705%, maturing January 11, 2016			873,333
750,000		Term Loan, 9.330%, maturing July 11, 2016			690,000
700,000		Term Loan, 9.330%, maturing October 20, 2016			644,000
		Gainey Corporation	Caa1	B-
1,133,291		Term Loan, 10.000%, maturing April 20, 2012			747,972
		Greatwide Logistics Services, Inc.	B3	B
3,217,500		Term Loan, 8.330%, maturing December 19, 2013			2,557,913
		Inmar, Inc.	B1	B
719,563		Term Loan, 7.330%, maturing April 29, 2013			626,019
		Kenan Advantage Group, Inc.	B3	B+
980,010		Term Loan, 7.580%, maturing December 16, 2011			891,809
	(2)	Neoplan USA Corporation	NR	NR
89,417	(3)	Term Loan, 11.008%, maturing June 30, 2006			8,293
		TNT Logistics	Ba2	BB-
1,907,611		Term Loan, 6.122%, maturing November 04, 2013			1,721,619
723,070		Term Loan, 7.830%, maturing November 04, 2013			667,032
		US Shipping Partners, L.P.	B3	B
2,802,377		Term Loan, 8.330%, maturing March 31, 2012			2,276,931
					18,173,933
Cellular: 1.3%
		Alltel Communications, Inc.	Ba3	BB-
1,000,000		Term Loan, 4.991% maturing May 16, 2015			909,716
		Centennial Communications Corporation	Ba2	BB-
9,581,024		Term Loan, 6.705%, maturing February 09, 2011			9,159,459

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Cellular: (continued)
		Cricket Communications, Inc.	Ba2	B+
	$1,910,000	Term Loan, 7.830%, maturing June 16, 2013			$1,829,356
		NTELOS, Inc.	Ba3	BB-
	3,317,133	Term Loan, 5.271%, maturing August 24, 2011			3,163,715
		Telepak, Inc. / Cellular South	Ba3	B+
	2,233,250	Term Loan, 4.665%, maturing May 29, 2014			2,076,923
					17,139,169
Chemicals, Plastics & Rubber: 6.5%
		AZ Chem US, Inc.	B1	BB-
EUR	753,893	Term Loan, 6.996%, maturing February 28, 2013			937,726
		AZ Chem US, Inc.	Caa1	CCC+
	$333,333	Term Loan, 8.590%, maturing February 28, 2014			200,000
		Borsodchem Nyrt.	NR	NR
EUR	804,394	Term Loan, 6.593%, maturing March 26, 2015			1,066,227
EUR	804,394	Term Loan, 7.075%, maturing March 26, 2016			1,072,337
		Brenntag Holding GmbH & Co. KG	B1	B+
	$1,767,273	Term Loan, 5.794%, maturing January 17, 2014			1,538,632
	5,432,727	Term Loan, 5.794%, maturing January 17, 2014			4,729,868
EUR	500,000	Term Loan, 6.517%, maturing January 17, 2014			666,549
GBP	1,000,000	Term Loan, 7.983%, maturing September 21, 2014			1,744,644
		Celanese	Ba3	BB+
	$5,900,000	Term Loan, 3.144%, maturing April 02, 2014			5,532,070
	9,001,750	Term Loan, 6.479%, maturing April 02, 2014			8,440,392
		Cristal Inorganic Chemicals, Inc.	Ba3	BB-
	3,700,000	Term Loan, 7.080%, maturing May 15, 2014			2,960,000
		Cristal Inorganic Chemicals, Inc.	B3	CCC+
	1,150,000	Term Loan, 10.580%, maturing November 15, 2014			787,750
		Flint Group	NR	NR
	936,821	Term Loan, 7.393%, maturing December 31, 2012			815,034
	353,279	Term Loan, 7.393%, maturing December 31, 2014			307,353
EUR	666,667	Term Loan, 7.002%, maturing May 29, 2015			886,200

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Chemicals, Plastics & Rubber: (continued)
	$2,333,333	Term Loan, 7.393%, maturing May 29, 2015			$2,030,000
	1,290,100	Term Loan, 7.393%, maturing December 31, 2015			1,128,838
		Hawkeye Renewables, LLC	B3	NR
	3,693,750	Term Loan, 7.234%, maturing June 30, 2012			2,677,969
		Hexion Specialty Chemicals, Inc.	Ba3	B+
	987,500	Term Loan, 5.375%, maturing May 05, 2013			909,597
	9,593,988	Term Loan, 7.000%, maturing May 05, 2013			8,837,127
	2,083,221	Term Loan, 7.125%, maturing May 05, 2013			1,918,878
	1,764,000	Term Loan, 7.474%, maturing May 05, 2013			1,624,840
		Ineos US Finance, LLC	Ba3	BB-
	3,225,922	Term Loan, 7.357%, maturing December 16, 2012			2,753,125
	4,281,711	Term Loan, 7.357%, maturing December 16, 2013			3,807,512
EUR	141,779	Term Loan, 6.973%, maturing December 23, 2013			191,536
EUR	793,922	Term Loan, 7.237%, maturing December 23, 2013			1,072,548
EUR	793,323	Term Loan, 7.737%, maturing December 23, 2013			1,071,739
	$4,280,537	Term Loan, 7.857%, maturing December 16, 2014			3,806,468
EUR	140,283	Term Loan, 7.737%, maturing December 23, 2014			189,515
		Invista	Ba1	BBB-
	$655,792	Term Loan, 6.330%, maturing April 29, 2011			615,351
	1,402,031	Term Loan, 6.330%, maturing April 29, 2011			1,315,572
		ISP Chemco, Inc.	Ba3	BB-
	4,975,000	Term Loan, 5.294%, maturing June 04, 2014			4,499,266
		JohnsonDiversey, Inc.	Ba2	BB-
	503,580	Term Loan, 5.112%, maturing December 16, 2010			472,946
		Kraton Polymers, LLC	Ba3	B+
	2,373,651	Term Loan, 6.750%, maturing May 12, 2013			2,082,879
		Lucite International US Finco, Ltd.	Ba3	BB-
EUR	675,845	Term Loan, 4.410%, maturing July 07, 2013			885,567
	$1,032,977	Term Loan, 5.500%, maturing July 07, 2013			890,943

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Chemicals, Plastics & Rubber: (continued)
	$701,155	Term Loan, 5.500%, maturing July 07, 2013			$604,746
		MacDermid, Inc.	B1	BB-
	2,114,396	Term Loan, 6.830%, maturing April 12, 2014			1,776,093
EUR	998,451	Term Loan, 7.021%, maturing April 12, 2014			1,213,478
		Northeast Biofuels, LLC	B1	B+
	$1,073,171	Term Loan, 8.080%, maturing June 30, 2013			965,854
		Polypore, Inc.	Ba3	BB-
	3,316,667	Term Loan, 5.370%, maturing July 03, 2014			2,918,667
		Rockwood Specialties Group, Inc.	Ba2	BB+
	5,695,692	Term Loan, 4.744%, maturing December 13, 2013			5,365,814
					87,311,650
Containers, Packaging & Glass: 3.8%
		Berry Plastics Corporation	B1	BB-
	11,879,031	Term Loan, 5.095%, maturing April 03, 2015			10,308,029
		Graham Packaging Company	B1	B+
	16,140,250	Term Loan, 7.253%, maturing October 07, 2011			14,715,873
		Graphic Packaging International, Inc.	Ba2	BB-
	10,110,113	Term Loan, 6.032%, maturing May 16, 2014			9,106,118
		Klockner Pentaplast	NR	NR
	2,499,375	Term Loan, 7.043%, maturing January 03, 2016			1,855,786
EUR	1,529,180	Term Loan, 7.116%, maturing January 03, 2016			1,669,750
EUR	720,820	Term Loan, 7.116%, maturing January 03, 2016			787,082
		Mauser AG	NR	NR
EUR	875,000	Term Loan, 6.561%, maturing June 13, 2013			978,697
EUR	875,000	Term Loan, 6.811%, maturing June 13, 2014			985,344
	$1,179,779	Term Loan, 5.498%, maturing June 13, 2015			868,612
	1,179,779	Term Loan, 5.748%, maturing June 13, 2016			874,511
		Owens-Illinois	Ba2	BBB-
EUR	2,154,375	Term Loan, 5.677%, maturing June 14, 2013			2,929,270
		Pro Mach, Inc.	B1	B
	$2,456,250	Term Loan, 7.080%, maturing December 01, 2011			2,296,594

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Containers, Packaging & Glass: (continued)
		Tegrant Holding Company	B2	BB-
	$496,250	Term Loan, 7.600%, maturing March 08, 2014			$357,300
		Tegrant Holding Company	Caa2	CCC+
	500,000	Term Loan, 10.350%, maturing March 08, 2015			247,500
		Xerium Technologies, Inc.	B2	B+
	4,566,984	Term Loan, 7.580%, maturing May 18, 2012			3,961,859
					51,942,325
Data and Internet Services: 6.3%
		Activant Solutions, Inc.	B1	B+
	2,327,244	Term Loan, 6.771%, maturing May 02, 2013			2,001,429
		Acxiom Corporation	Ba2	BB+
	1,741,667	Term Loan, 5.840%, maturing September 15, 2012			1,584,917
		Amadeus IT Group, S.A.	NR	NR
EUR	768,581	Term Loan, 6.959%, maturing May 04, 2015			998,323
EUR	768,581	Term Loan, 7.209%, maturing May 04, 2016			1,004,404
		Audatex	B1	BB-
	$3,105,857	Term Loan, 7.063%, maturing May 16, 2014			2,764,213
		Carlson Wagonlit Holdings, B.V.	Ba2	BB-
	2,750,000	Term Loan, 5.501%, maturing August 03, 2012			2,392,500
		First Data Corporation	Ba3	BB-
	5,483,181	Term Loan, 7.630%, maturing September 24, 2014			4,998,073
	249,375	Term Loan, 7.630%, maturing September 24, 2014			227,498
	2,198,337	Term Loan, 7.630%, maturing September 30, 2014			2,004,059
		Orbitz	B1	BB-
	12,967,500	Term Loan, 6.965%, maturing July 25, 2014			11,346,563
		Reynolds & Reynolds Company	Ba2	BB
	9,957,012	Term Loan, 6.843%, maturing October 26, 2012			8,762,171
		Sabre, Inc.	B1	B+
	19,117,064	Term Loan, 5.244%, maturing September 30, 2014			15,943,191
		Sitel, LLC	B2	B+
	4,380,572	Term Loan, 5.900%, maturing January 30, 2014			3,526,360
		Sungard Data Systems, Inc.	Ba3	BB
	23,669,397	Term Loan, 5.128%, maturing February 28, 2014			21,927,471

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Data and Internet Services: (continued)
		Transaction Network Services, Inc.	B1	BB-
	$2,541,858	Term Loan, 7.479%, maturing March 28, 2014			$2,325,800
		Travelport, Inc.	Ba3	BB-
	312,277	Term Loan, 7.080%, maturing August 23, 2013			275,731
	1,556,322	Term Loan, 7.080%, maturing August 23, 2013			1,374,184
	995,000	Term Loan, 7.080%, maturing May 23, 2014			877,777
		Verifone, Inc.	B1	BB
	1,057,500	Term Loan, 5.250%, maturing October 31, 2013			983,475
					85,318,139
Diversified / Conglomerate Manufacturing: 2.9%
		BOC Edwards	B1	BB
	2,238,750	Term Loan, 5.085%, maturing May 31, 2014			1,499,963
		Brand Services, Inc.	B1	B
	2,851,721	Term Loan, 6.971%, maturing February 07, 2014			2,680,617
	1,246,875	Term Loan, 8.125%, maturing February 07, 2014			1,172,063
		Brand Services, Inc.	Caa1	CCC+
	1,600,000	Term Loan, 9.238%, maturing February 07, 2015			1,458,000
		Dresser, Inc.	B2	B+
	4,910,577	Term Loan, 5.566%, maturing May 04, 2014			4,552,105
		EPD, Inc.	B1	B+
	562,500	Term Loan, 5.630%, maturing July 31, 2014			467,578
	3,927,656	Term Loan, 5.750%, maturing July 31, 2014			3,264,864
		Ferretti, S.P.A	NR	NR
EUR	900,000	Term Loan, 4.715%, maturing March 31, 2015			1,177,912
EUR	900,000	Term Loan, 4.715%, maturing March 31, 2016			1,171,076
		Flextronics International, Ltd.	Ba1	BB+
	$922,433	Term Loan, 7.394%, maturing October 01, 2014			861,707
	264,429	Term Loan, 7.455%, maturing October 01, 2014			247,021
		Generac Power Systems, Inc.	B1	B
	4,410,000	Term Loan, 7.203%, maturing November 09, 2013			3,679,201
		Gentek Holding Corporation	Ba3	BB-
	382,635	Term Loan, 6.330%, maturing February 28, 2011			353,459

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Diversified / Conglomerate Manufacturing: (continued)
	$2,134,193	Term Loan, 6.347%, maturing February 28, 2011			$1,971,461
		Mueller Group, Inc.	Ba3	BB+
	4,461,848	Term Loan, 5.129%, maturing May 24, 2014			4,082,591
		Norcross Safety Products, LLC	Ba1	BB
	1,713,284	Term Loan, 5.125%, maturing June 30, 2012			1,593,354
		Rexnord Corporation / RBS Global, Inc.	Ba2	BB-
	987,500	Term Loan, 7.401%, maturing July 19, 2013			896,156
		Sensata Technologies	Ba3	BB
	5,195,751	Term Loan, 5.056%, maturing April 27, 2013			4,446,077
EUR	1,970,018	Term Loan, 6.383%, maturing April 27, 2013			2,659,898
		Springs Window Fashions, LLC	B1	B+
	$1,434,427	Term Loan, 7.625%, maturing December 31, 2012			1,032,788
		Textron Fastening Systems	B2	B+
	493,750	Term Loan, 8.330%, maturing August 11, 2013			459,188
					39,727,079
Diversified / Conglomerate Service: 3.2%
		Affinion Group	Ba2	BB
	3,937,668	Term Loan, 5.572%, maturing October 17, 2012			3,629,219
		AlixPartners, LLP	B1	BB-
	2,648,250	Term Loan, 6.380%, maturing October 12, 2013			2,449,631
		Brickman Group	Ba3	BB-
	2,481,250	Term Loan, 7.143%, maturing January 23, 2014			2,270,344
		Brock Holdings, Inc.	B1	B
	1,781,538	Term Loan, 7.142%, maturing February 26, 2014			1,576,661
		Catalina Marketing Corporation	Ba3	BB-
	2,992,500	Term Loan, 7.830%, maturing October 01, 2014			2,748,112
		Coach America Holdings, Inc.	B2	B
	1,911,518	Term Loan, 6.200%, maturing April 20, 2014			1,275,938
	493,837	Term Loan, 7.680%, maturing April 20, 2014			329,636
		Fleetcor Technologies Operating Company, LLC	Ba3	B+
	661,667	Term Loan, 5.511%, maturing April 30, 2013			598,808
		Intergraph Corporation	Ba3	BB-
	2,792,584	Term Loan, 5.092%, maturing May 29, 2014			2,555,215

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Diversified / Conglomerate Service: (continued)
		ISS Global A/S	NR	NR
EUR	122,807	Term Loan, 6.949%, maturing December 31, 2013			$164,035
EUR	877,193	Term Loan, 6.949%, maturing December 31, 2013			1,171,675
		ISTA International GmbH	NR	NR
EUR	2,502,783	Term Loan, 6.769%, maturing June 30, 2015			3,157,751
EUR	497,217	Term Loan, 6.769%, maturing June 30, 2015			627,337
		Mitchell International, Inc.	Ba3	B+
	$794,000	Term Loan, 6.843%, maturing March 28, 2014			702,690
		Mitchell International, Inc.	Caa1	B+
	250,000	Term Loan, 10.125%, maturing March 28, 2015			210,000
		Valley National Gases, Inc.	Ba3	BB-
	1,621,850	Term Loan, 6.741%, maturing February 28, 2014			1,378,573
		Valley National Gases, Inc.	B3	CCC+
	500,000	Term Loan, 9.122%, maturing August 28, 2014			425,000
		Valleycrest Companies, LLC	B1	B+
	1,981,898	Term Loan, 7.131%, maturing October 04, 2013			1,744,071
		Vertafore, Inc.	B1	B
	4,069,327	Term Loan, 5.593%, maturing January 31, 2012			3,784,474
		West Corporation	B1	BB-
	14,417,803	Term Loan, 5.744%, maturing October 24, 2013			12,338,035
					43,137,205
Diversified Nat'l Rsrcs, Precious Metals & Minerals: 2.0%
		Georgia Pacific Corporation	Ba2	BB+
	29,628,000	Term Loan, 6.696%, maturing December 20, 2012			27,383,679
					27,383,679
Ecological: 0.3%
		Allied Waste North America, Inc.	Ba3	BBB-
	302,909	Term Loan, 4.599%, maturing January 15, 2012			285,349
	467,173	Term Loan, 6.000%, maturing January 15, 2012			440,091
		IESI Corporation	B1	BB+
	1,800,000	Term Loan, 6.610%, maturing January 21, 2012			1,656,000
		Synagro Technologies, Inc.	Ba3	BB-
	1,094,500	Term Loan, 5.088%, maturing April 02, 2014			922,116

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Ecological: (continued)
		Synagro Technologies, Inc.	Caa1	B-
	$590,000	Term Loan, 7.820%, maturing October 02, 2014			$463,150
					3,766,706
Electronics: 1.0%
		Aeroflex, Inc.	Ba3	BB-
	997,500	Term Loan, 6.375%, maturing August 15, 2014			887,775
		Decision One	NR	NR
	443,200	Term Loan, 12.000%, maturing April 15, 2010			398,880
		Freescale Semiconductor, Inc.	Ba1	BB
	2,625,628	Term Loan, 5.014%, maturing December 01, 2013			2,239,989
		Infor Global Solutions	B1	B+
	497,500	Term Loan, 7.580%, maturing July 28, 2012			429,094
EUR	990,000	Term Loan, 7.771%, maturing July 28, 2012			1,203,207
		Infor Global Solutions	Caa2	CCC+
EUR	500,000	Term Loan, 10.976%, maturing March 02, 2014			603,882
		Kronos, Inc.	Ba3	B+
	$2,963,571	Term Loan, 7.080%, maturing June 11, 2014			2,411,606
		NXP, B.V.	Ba3	BB-
	1,750,000	Floating Rate Note, 7.008%, maturing October 15, 2013			1,413,125
EUR	1,500,000	Floating Rate Note, 7.326%, maturing October 15, 2013			1,754,676
		ON Semiconductor	Ba1	BB
	$2,672,931	Term Loan, 6.580%, maturing September 03, 2013			2,378,908
					13,721,142
Finance: 0.8%
		LPL Holdings, Inc.	B1	B
	7,449,969	Term Loan, 6.830%, maturing June 28, 2013			6,649,097
		Rent-A-Center, Inc.	Ba2	BB+
	2,411,071	Term Loan, 5.766%, maturing June 30, 2012			2,209,144
		Riskmetrics	Ba3	BB
	1,786,500	Term Loan, 7.080%, maturing January 11, 2014			1,699,408
					10,557,649
Foreign Cable, Foreign TV, Radio and Equipment: 5.3%
		Casema Bidco/Serpering Investments, B.V.	NR	NR
EUR	284,889	Term Loan, 6.685%, maturing November 14, 2014			400,704
EUR	583,333	Term Loan, 6.685%, maturing November 14, 2014			820,473

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Foreign Cable, Foreign TV, Radio and Equipment: (continued)
EUR	548,444	Term Loan, 6.685%, maturing November 14, 2014			$771,401
EUR	833,333	Term Loan, 7.185%, maturing November 14, 2015			1,177,732
EUR	583,333	Term Loan, 7.185%, maturing November 14, 2015			824,413
		Com Hem	NR	NR
SEK	8,666,667	Term Loan, 7.030%, maturing January 31, 2014			1,263,127
SEK	8,000,000	Term Loan, 7.155%, maturing January 31, 2015			1,165,963
		Levana Holding 4 GmbH	NR	NR
EUR	1,297,631	Term Loan, 6.770%, maturing March 02, 2015			1,394,035
EUR	1,297,631	Term Loan, 7.284%, maturing March 02, 2016			1,403,891
		Numericable/YPSO France SAS	NR	NR
EUR	957,340	Term Loan, 6.054%, maturing July 28, 2016			1,202,600
EUR	2,480,685	Term Loan, 6.679%, maturing July 28, 2016			3,116,209
EUR	1,561,975	Term Loan, 6.679%, maturing July 28, 2016			1,962,136
EUR	694,875	Term Loan, 6.929%, maturing July 28, 2016			882,131
EUR	1,305,125	Term Loan, 6.929%, maturing July 28, 2016			1,656,832
		ProSiebenSat.1 Media AG	NR	NR
EUR	64,583	Term Loan, 6.123%, maturing July 02, 2014			79,768
EUR	1,190,021	Term Loan, 6.123%, maturing July 02, 2014			1,469,806
SEK	2,269,914	Term Loan, 6.223%, maturing July 02, 2014			299,682
EUR	146,593	Term Loan, 6.248%, maturing May 09, 2015			158,597
EUR	3,258,145	Term Loan, 6.248%, maturing May 09, 2015			4,086,940
		TDF, S.A.	NR	NR
EUR	1,500,000	Term Loan, 6.185%, maturing January 31, 2015			1,819,415
EUR	1,500,000	Term Loan, 6.645%, maturing January 31, 2016			1,829,774
		UPC Financing Partnership	Ba3	B+
	$7,000,000	Term Loan, 5.014%, maturing December 31, 2014			6,170,941
EUR	1,741,434	Term Loan, 6.193%, maturing December 31, 2014			2,288,983
EUR	14,473,566	Term Loan, 6.193%, maturing December 31, 2014			19,024,408

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Foreign Cable, Foreign TV, Radio and Equipment: (continued)
		Virgin Media Investment Holdings, Ltd.	Ba2	BB
GBP	3,928,977	Term Loan, 7.657%, maturing September 03, 2012			$7,203,207
GBP	3,361,429	Term Loan, 7.657%, maturing September 03, 2012			6,162,690
GBP	1,104,678	Term Loan, 7.680%, maturing September 03, 2012			2,025,266
GBP	561,701	Term Loan, 7.680%, maturing September 03, 2012			1,029,796
					71,690,920
Gaming: 3.3%
		Cannery Casino Resorts, LLC	B2	BB
	$590,551	Term Loan, 4.025%, maturing May 18, 2013			553,641
	1,645,276	Term Loan, 5.320%, maturing May 18, 2013			1,542,446
		CCM Merger, Inc.	Ba3	BB-
	3,567,323	Term Loan, 6.519%, maturing July 13, 2012			3,103,571
		Centaur, LLC	B1	BB-
	1,649,123	Term Loan, 8.830%, maturing October 30, 2012			1,442,982
		Fontainebleau Las Vegas, LLC	B1	B+
	2,666,667	Term Loan, 8.400%, maturing June 06, 2014			2,226,667
		Golden Nugget, Inc.	B1	BB-
	1,113,636	Term Loan, 5.125%, maturing June 30, 2014			968,864
		Green Valley Ranch Gaming, LLC	B1	BB-
	956,136	Term Loan, 5.740%, maturing February 16, 2014			779,251
		Green Valley Ranch Gaming, LLC	Caa1	CCC+
	500,000	Term Loan, 6.335%, maturing August 16, 2014			382,500
		Greenwood Racing, Inc.	B2	BB-
	1,485,000	Term Loan, 5.380%, maturing November 28, 2011			1,373,625
		Isle Of Capri Casinos, Inc.	Ba3	BB+
	1,412,857	Term Loan, 4.875%, maturing November 25, 2013			1,223,298
	1,874,390	Term Loan, 6.580%, maturing November 25, 2013			1,622,909
	4,685,975	Term Loan, 6.580%, maturing November 25, 2013			4,057,272
		Las Vegas Sands, LLC	Ba3	BB
	6,368,000	Term Loan, 6.580%, maturing May 23, 2014			5,688,082
		Mississippi Band Of Choctaw Indians	Ba2	BB+
	1,910,870	Term Loan, 6.468%, maturing November 14, 2011			1,796,217

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

		Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount	Borrower/Tranche Description	Moody's	S&P	USD
Gaming: (continued)
	New World Gaming Partners, Ltd.	Ba3	BB-
$750,000	Term Loan, 7.229%, maturing September 30, 2014			$641,250
3,750,000	Term Loan, 7.229%, maturing September 30, 2014			3,206,250
	Penn National Gaming, Inc.	Ba2	BBB-
15,306	Term Loan, 4.959%, maturing October 03, 2012			14,596
	Seminole Tribe Of Florida	Baa3	BBB
20,522	Term Loan, 6.688%, maturing March 05, 2014			19,445
	Tropicana Entertainment - Landco	B3	B-
4,500,000	Term Loan, 5.372%, maturing July 03, 2008			4,291,875
	VML US Finance, LLC	B1	BB-
2,400,000	Term Loan, 7.080%, maturing May 26, 2012			2,181,274
7,800,000	Term Loan, 7.080%, maturing May 25, 2013			7,089,139
				44,205,154
Grocery: 0.1%
	Roundys Supermarkets, Inc.	Ba3	B+
1,701,793	Term Loan, 5.910%, maturing November 03, 2011			1,598,622
				1,598,622
Healthcare, Education and Childcare: 14.2%
	Accellent, Inc.	B2	BB-
2,940,000	Term Loan, 5.839%, maturing November 22, 2012			2,496,551
	Advanced Medical Optics, Inc.	Ba2	BB-
992,500	Term Loan, 6.631%, maturing April 02, 2014			880,844
	AGA Medical Corporation	B1	BB-
3,722,471	Term Loan, 5.150%, maturing April 28, 2013			3,331,611
	AMN Healthcare, Inc.	Ba2	BB-
565,818	Term Loan, 6.580%, maturing November 02, 2011			512,065
	Catalent Pharma Solutions	Ba3	BB-
5,726,777	Term Loan, 7.080%, maturing April 10, 2014			4,796,176
	CHG Medical Staffing, Inc.	Ba3	B+
400,000	Term Loan, 7.210%, maturing June 20, 2012			378,000
1,584,000	Term Loan, 6.342%, maturing December 20, 2012			1,496,880
	CHS/Community Health Systems, Inc.	Ba3	BB
45,032,155	Term Loan, 5.335%, maturing July 25, 2014			41,298,224

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Healthcare, Education and Childcare: (continued)
		Concentra Operating Corporation	B1	B+
	$2,786,000	Term Loan, 7.080%, maturing June 25, 2014			$2,340,240
		CRC Health Corporation	Ba3	BB-
	1,816,644	Term Loan, 7.093%, maturing February 06, 2013			1,633,844
	1,473,844	Term Loan, 7.448%, maturing February 06, 2013			1,325,538
		Davita, Inc.	Ba1	BB+
	999,007	Term Loan, 5.336%, maturing October 05, 2012			939,691
		Education Management Corporation	B2	B+
	8,235,191	Term Loan, 6.625%, maturing June 01, 2013			7,167,194
		Emdeon Business Services, LLC	B1	BB-
	2,850,795	Term Loan, 7.200%, maturing November 16, 2013			2,629,712
		EMSC, L.P.	Ba1	BB
	3,202,387	Term Loan, 7.117%, maturing February 10, 2012			2,978,220
		Gambro	NR	NR
	646,459	Term Loan, 5.565%, maturing June 05, 2014			592,049
SEK	2,146,343	Term Loan, 7.196%, maturing June 05, 2014			319,209
SEK	2,111,070	Term Loan, 7.196%, maturing June 05, 2014			313,964
	$646,459	Term Loan, 6.065%, maturing June 05, 2015			595,281
SEK	2,111,070	Term Loan, 7.696%, maturing June 05, 2015			315,678
SEK	2,146,343	Term Loan, 7.696%, maturing June 05, 2015			320,952
		Gentiva Health Services, Inc.	Ba3	BB-
	$3,351,351	Term Loan, 6.207%, maturing March 31, 2013			3,074,865
		Golden Gate National Senior Care Holdings, LLC	Ba3	BB-
	1,634,786	Term Loan, 5.872%, maturing March 14, 2011			1,504,003
		Harlan Sprague Dawley, Inc.	B2	BB-
	3,512,250	Term Loan, 5.706%, maturing July 11, 2014			3,213,709
		Harrington Holdings, Inc.	B1	BB-
	2,646,667	Term Loan, 7.080%, maturing January 11, 2014			2,368,767
		HCA, Inc.	Ba3	BB
	29,187,035	Term Loan, 7.080%, maturing November 17, 2013			26,950,112

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Healthcare, Education and Childcare: (continued)
		Health Management Associates, Inc.	Ba2	BB-
	$8,605,228	Term Loan, 6.580%, maturing February 28, 2014			$7,435,137
		Iasis Healthcare, LLC	Ba2	B+
	3,636,668	Term Loan, 5.248%, maturing March 15, 2014			3,200,268
	926,471	Term Loan, 5.551%, maturing March 15, 2014			815,295
	333,863	Term Loan, 6.631%, maturing March 15, 2014			293,800
		IM US Holdings, LLC	B1	BB
	4,975,000	Term Loan, 6.843%, maturing June 26, 2014			4,433,969
		inVentiv Health, Inc.	Ba3	BB-
	1,407,214	Term Loan, 6.580%, maturing July 06, 2014			1,264,734
		Lifepoint Hospitals, Inc.	Ba2	BB
	2,567,536	Term Loan, 4.710%, maturing April 15, 2012			2,354,338
		Multiplan, Inc.	B1	B+
	1,975,341	Term Loan, 5.622%, maturing April 12, 2013			1,798,179
		Mylan Laboratories, Inc.	B1	BB
	1,500,000	Term Loan, 7.098%, maturing October 02, 2014			1,454,166
		National Mentor, Inc.	B1	B+
	117,736	Term Loan, 6.600%, maturing June 29, 2013			103,019
	1,989,837	Term Loan, 6.730%, maturing June 29, 2013			1,741,108
		Nycomed	NR	NR
EUR	543,619	Term Loan, 7.013%, maturing December 10, 2014			622,841
EUR	1,418,795	Term Loan, 7.013%, maturing December 10, 2014			1,625,557
EUR	87,538	Term Loan, 7.013%, maturing December 10, 2014			100,295
EUR	55,762	Term Loan, 7.013%, maturing December 10, 2014			63,889
EUR	394,286	Term Loan, 7.013%, maturing December 10, 2014			451,745
EUR	1,418,795	Term Loan, 7.763%, maturing December 10, 2014			1,625,557
EUR	394,286	Term Loan, 7.763%, maturing December 10, 2014			451,745
EUR	55,762	Term Loan, 7.763%, maturing December 10, 2014			63,889
EUR	543,619	Term Loan, 7.763%, maturing December 10, 2014			622,841

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Healthcare, Education and Childcare: (continued)
EUR	87,538	Term Loan, 7.763%, maturing December 10, 2014			$100,295
		Orthofix International/Colgate Medical	Ba3	BB+
	$1,804,242	Term Loan, 6.580%, maturing September 22, 2013			1,632,839
		Psychiatric Solutions, Inc.	Ba3	BB-
	862,559	Term Loan, 6.173%, maturing July 01, 2012			795,711
		Quintiles Transnational Corporation	B1	BB
	5,256,375	Term Loan, 6.830%, maturing March 31, 2013			4,914,711
		Renal Advantage, Inc.	NR	B+
	4,638,373	Term Loan, 7.466%, maturing October 06, 2012			4,139,748
		Select Medical Corporation	Ba2	BB-
	2,431,250	Term Loan, 5.149%, maturing February 24, 2012			2,204,840
		Sterigenics International, Inc.	B3	BB-
	2,442,888	Term Loan, 7.330%, maturing November 21, 2013			2,223,028
		Stiefel Laboratories, Inc.	B1	BB-
	1,608,949	Term Loan, 6.693%, maturing December 28, 2013			1,492,300
	2,103,551	Term Loan, 6.693%, maturing December 28, 2013			1,951,044
		Sun Healthcare Group, Inc.	Ba2	B+
	196,552	Term Loan, 5.901%, maturing April 12, 2014			178,862
	1,192,587	Term Loan, 5.918%, maturing April 12, 2014			1,085,254
	305,747	Term Loan, 6.930%, maturing April 12, 2014			278,230
		Surgical Care Affiliates, LLC	Ba3	B
	2,985,000	Term Loan, 7.080%, maturing December 29, 2014			2,492,475
		Team Health, Inc.	B1	BB-
	2,723,145	Term Loan, 5.089%, maturing November 23, 2012			2,403,175
		United Surgical Partners International, Inc.	Ba3	B
	256,048	Term Loan, 4.166%, maturing April 19, 2014			230,443
	2,081,048	Term Loan, 5.490%, maturing April 19, 2014			1,872,944
		Vanguard Health Holdings Company II, LLC	Ba3	B+
	8,944,726	Term Loan, 5.372%, maturing September 23, 2011			8,296,233
		Viant Holdings, Inc.	Ba3	B+
	995,000	Term Loan, 7.080%, maturing June 25, 2014			761,175

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Healthcare, Education and Childcare: (continued)
		VWR International, Inc.	B1	B+
EUR	2,500,000	Term Loan, 7.271%, maturing June 29, 2014			$3,399,211
	$4,500,000	Term Loan, 7.330%, maturing June 29, 2014			3,881,248
		Warner Chilcott Holdings Company III, Ltd.	Ba3	BB-
	2,338,020	Term Loan, 6.181%, maturing January 18, 2012			2,171,436
	804,182	Term Loan, 6.563%, maturing January 18, 2012			746,884
					191,547,837
Home & Office Furnishings: 1.2%
		Global Garden Products Italy, S.P.A.	NR	NR
EUR	1,250,000	Term Loan, 7.148%, maturing October 19, 2014			1,666,373
EUR	1,250,000	Term Loan, 7.648%, maturing October 19, 2015			1,675,868
		Hilding Anders	NR	NR
SEK	20,428,571	Term Loan, 6.690%, maturing April 25, 2015			2,570,988
EUR	371,429	Term Loan, 6.999%, maturing April 25, 2015			464,116
		National Bedding Company	B1	BB
	$4,138,797	Term Loan, 7.250% maturing February 28, 2013			3,474,913
		Simmons Company	Ba2	BB-
	6,991,524	Term Loan, 5.627%, maturing December 19, 2011			6,274,886
					16,127,144
Insurance: 1.4%
		AmWINS Group, Inc.	B2	B-
	2,487,500	Term Loan, 6.708%, maturing June 08, 2013			1,772,344
		Applied Systems, Inc.	B1	B-
	1,975,000	Term Loan, 7.190%, maturing September 26, 2013			1,797,250
		Conseco, Inc.	Ba3	B+
	7,413,777	Term Loan, 5.122%, maturing October 10, 2013			6,128,725
		Crawford & Company	B1	BB-
	2,861,161	Term Loan, 7.580%, maturing October 30, 2013			2,625,115
		Hub International, Ltd.	B2	B+
	354,959	Term Loan, 6.069%, maturing June 13, 2014			308,815
	2,032,271	Term Loan, 7.330%, maturing June 13, 2014			1,768,076
		Swett & Crawford	B2	B
	3,176,000	Term Loan, 6.248%, maturing April 03, 2014			2,509,040

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

		Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount	Borrower/Tranche Description	Moody's	S&P	USD
Insurance: (continued)
	USI Holdings Corporation	B2	B
$2,238,750	Term Loan, 7.580%, maturing May 05, 2014			$1,998,084
				18,907,449
Leisure, Amusement, Entertainment: 5.7%
	24 Hour Fitness Worldwide, Inc.	Ba3	B+
4,175,625	Term Loan, 6.949%, maturing June 08, 2012			3,465,769
	Alpha D2, Ltd.	NR	NR
2,285,714	Term Loan, 7.093%, maturing December 31, 2012			2,003,429
1,714,286	Term Loan, 7.093%, maturing December 31, 2013			1,502,571
	AMF Bowling Worldwide, Inc.	B1	B+
3,109,375	Term Loan, 7.678%, maturing June 10, 2013			2,565,234
	Cedar Fair, L.P.	Ba3	BB
1,877,531	Term Loan, 5.122%, maturing August 30, 2012			1,750,329
	Cinemark USA, Inc.	Ba3	B
3,688,682	Term Loan, 5.340%, maturing October 05, 2013			3,276,011
	HIT Entertainment, Inc.	Ba3	B+
3,404,852	Term Loan, 5.150%, maturing March 20, 2012			2,911,148
	Kerasotes Showplace Theater, LLC	B1	B-
120,000	Revolver, 1.098%, maturing October 31, 2010			114,000
403,061	Term Loan, 5.438%, maturing October 28, 2011			362,754
	Metro-Goldwyn-Mayer, Inc.	Ba3	B+
17,032,247	Term Loan, 8.108%, maturing April 08, 2012			14,150,953
33,326,493	Term Loan, 8.108%, maturing April 08, 2012			27,688,750
	NEP II, Inc.	B1	B
4,463,748	Term Loan, 7.108%, maturing February 16, 2014			3,969,017
	Warner Music Group	Ba3	BB-
14,931,517	Term Loan, 5.249%, maturing February 28, 2011			13,519,249
				77,279,214
Lodging: 1.9%
	Audio Visual Services Corporation	Ba3	B+
1,496,250	Term Loan, 5.520%, maturing February 28, 2014			1,361,588
	Hotel Del Coronado	NR	NR
24,600,000	Term Loan, 5.987%, maturing January 15, 2009			24,600,000
				25,961,588

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Machinery: 0.9%
		Enersys Capital, Inc.	Ba2	BB
	$3,210,674	Term Loan, 5.242%, maturing March 17, 2011			$2,993,954
		Kion Group	NR	NR
EUR	1,238,909	Term Loan, 6.775%, maturing December 23, 2014			1,610,806
EUR	1,145,833	Term Loan, 7.275%, maturing December 23, 2015			1,497,529
		LN Acquisition Corporation	B1	BB-
	$362,045	Term Loan, 5.751%, maturing July 11, 2014			336,702
	135,682	Term Loan, 5.754%, maturing July 11, 2014			126,184
		Maxim Crane Works, L.P.	B1	BB-
	3,482,500	Term Loan, 5.145%, maturing June 29, 2014			3,064,600
		NACCO Materials Handling Group, Inc.	NR	NR
	985,000	Term Loan, 5.599%, maturing March 21, 2013			849,563
		United Rentals, Inc.	Ba1	BB+
	2,135,014	Term Loan, 5.100%, maturing February 14, 2011			2,035,380
	233,630	Term Loan, 6.750%, maturing February 14, 2011			222,727
					12,737,445
Mining, Steel, Iron & Nonprecious Metals: 0.8%
		Continental Alloys & Services, Inc.	B2	B
	497,500	Term Loan, 7.330%, maturing June 15, 2012			472,625
		Noranda Aluminum Acquisition Corporation	Ba2	BB-
	889,875	Term Loan, 5.065%, maturing May 18, 2014			783,090
		Novelis	Ba2	BB
	3,420,313	Term Loan, 6.830%, maturing July 06, 2014			3,021,846
	1,554,688	Term Loan, 6.830%, maturing July 06, 2014			1,373,566
		Oxbow Carbon and Minerals Holdings, LLC	B1	BB-
	3,804,274	Term Loan, 6.820%, maturing May 08, 2014			3,366,782
	340,570	Term Loan, 6.830%, maturing May 08, 2014			301,405
		Tube City IMS Corporation	Ba3	BB
	162,162	Term Loan, 7.080%, maturing January 25, 2013			147,568
	1,327,804	Term Loan, 7.080%, maturing January 25, 2013			1,208,302
					10,675,184

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

		Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount	Borrower/Tranche Description	Moody's	S&P	USD
North American Cable: 14.1%
	Atlantic Broadband	B1	B
$3,940,233	Term Loan, 7.080%, maturing August 10, 2012			$3,485,463
	Bresnan Communications, LLC	B2	BB-
4,750,000	Term Loan, 5.576%, maturing September 29, 2013			4,280,087
3,253,061	Term Loan, 5.930%, maturing April 30, 2014			2,931,239
	Cequel Communications, LLC	B1	BB-
50,335,963	Term Loan, 6.509%, maturing April 04, 2013			42,551,053
	Cequel Communications, LLC	Caa1	B-
975,000	Term Loan, 7.739%, maturing May 05, 2014			750,750
	Charter Communications Operating, LLC	B1	B+
67,718,750	Term Loan, 5.260%, maturing March 06, 2014			59,713,446
	CSC Holdings, Inc.	Ba1	BBB-
30,138,279	Term Loan, 6.896%, maturing March 29, 2013			27,944,453
	Insight Midwest Holdings, LLC	Ba3	BB-
12,019,643	Term Loan, 6.730%, maturing April 06, 2014			10,830,828
	Knology, Inc.	B2	B
2,985,000	Term Loan, 6.953%, maturing June 30, 2012			2,537,250
	Mediacom Broadband, LLC	Ba3	BB-
2,913,750	Term Loan, 4.645%, maturing March 31, 2010			2,549,531
15,485,580	Term Loan, 4.895%, maturing January 31, 2015			13,414,384
	Mediacom LLC Group	Ba3	BB-
8,472,750	Term Loan, 4.895%, maturing January 31, 2015			7,371,293
	Quebecor Media, Inc.	B1	B
3,920,000	Term Loan, 6.258%, maturing January 17, 2013			3,586,800
	San Juan Cable, LLC	B1	BB-
3,922,513	Term Loan, 6.978%, maturing October 31, 2012			3,353,749
	WideOpenWest Finance, LLC	B2	B-
5,833,333	Term Loan, 5.831%, maturing June 28, 2014			4,943,750
				190,244,076
Oil & Gas: 4.3%
	Alon USA	B1	BB
1,751,111	Term Loan, 5.372%, maturing June 22, 2013			1,562,867
218,889	Term Loan, 5.521%, maturing June 22, 2013			195,358

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

		Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount	Borrower/Tranche Description	Moody's	S&P	USD
Oil & Gas: (continued)
	Atlas Pipeline Partners, L.P.	Ba3	BB-
$4,000,000	Term Loan, 5.880%, maturing July 27, 2014			$3,786,668
	Calumet Lubricants Company	B1	BB-
2,102,012	Term Loan, 7.065%, maturing December 15, 2014			1,986,401
272,989	Term Loan, 8.553%, maturing December 15, 2014			257,974
	Coffeyville Resources, LLC	B2	BB-
1,203,165	Term Loan, 7.979%, maturing December 28, 2010			1,135,989
1,391,544	Term Loan, 7.479%, maturing December 28, 2013			1,313,850
	CR Gas Storage	Ba3	BB-
814,042	Term Loan, 6.741%, maturing May 13, 2011			763,164
550,160	Term Loan, 6.808%, maturing May 12, 2013			515,775
5,008,847	Term Loan, 7.323%, maturing May 12, 2013			4,695,794
812,176	Term Loan, 7.323%, maturing May 12, 2013			761,415
	Energy Transfer Company, L.P.	Ba2	NR
3,245,000	Term Loan, 4.878%, maturing February 08, 2012			3,048,947
	Hercules Offshore, LLC	Ba3	BB
3,482,500	Term Loan, 6.580%, maturing July 11, 2013			3,234,372
	MEG Energy	Ba3	BB
1,378,200	Term Loan, 3.217%, maturing April 03, 2013			1,250,717
4,126,500	Term Loan, 6.830%, maturing April 03, 2013			3,771,621
	Semcrude, L.P.	Ba2	NR
5,211,875	Term Loan, 5.122%, maturing March 01, 2011			5,016,430
	SG Resources Mississippi, LLC	B1	BB-
1,200,000	Term Loan, 5.019%, maturing April 02, 2014			1,128,000
	Targa Resources, Inc.	Ba3	B+
4,232,853	Term Loan, 6.903%, maturing October 31, 2012			3,974,649
4,182,782	Term Loan, 6.955%, maturing October 31, 2012			3,927,633
	Venoco, Inc.	Caa1	B
3,000,000	Term Loan, 7.125%, maturing September 20, 2011			2,640,000

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Oil & Gas: (continued)
		Vulcan Energy Corporation	Ba2	BB
	$2,919,383	Term Loan, 4.628%, maturing August 12, 2011			$2,747,869
		Western Refining, Inc.	B1	BB+
	10,902,357	Term Loan, 4.994%, maturing May 30, 2014			9,862,087
					57,577,580
Other Broadcasting and Entertainment: 1.6%
		Deluxe Entertainment Services Group, Inc.	B1	B
	265,835	Term Loan, 7.080%, maturing May 11, 2013			228,618
	2,875,898	Term Loan, 7.080%, maturing May 11, 2013			2,473,272
	137,795	Term Loan, 7.080%, maturing May 11, 2013			118,504
		VNU	Ba3	B+
	20,834,619	Term Loan, 5.346%, maturing August 09, 2013			18,490,724
					21,311,118
Other Telecommunications: 2.6%
		Asurion Corporation	B2	B-
	15,250,000	Term Loan, 6.095%, maturing July 03, 2014			13,008,250
		BCM Ireland Holdings, Ltd.	Ba3	BB
EUR	2,083,333	Term Loan, 6.625%, maturing September 30, 2014			2,778,507
EUR	2,083,333	Term Loan, 6.875%, maturing September 30, 2015			2,782,564
		Cavalier Telephone	B3	B-
	$3,168,013	Term Loan, 9.580%, maturing December 31, 2012			2,439,370
		Gabriel Communications	B2	CCC+
	497,500	Term Loan, 8.241%, maturing May 31, 2014			449,616
		Hargray Communications Group, Inc.	B1	B
	721,038	Term Loan, 7.080%, maturing June 29, 2014			661,552
		Hawaiian Telcom Communications, Inc.	Ba3	B-
	2,818,023	Term Loan, 7.080%, maturing June 01, 2014			2,299,036
		Kentucky Data Link, Inc.	B1	B
	4,213,784	Term Loan, 5.372%, maturing February 26, 2014			3,792,406
		One Communications	B2	B-
	2,851,071	Term Loan, 9.000%, maturing June 30, 2012			2,551,709
		PAETEC Holding Corporation	B1	B-
	803,340	Term Loan, 5.622%, maturing February 28, 2013			727,692

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

		Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount	Borrower/Tranche Description	Moody's	S&P	USD
Other Telecommunications: (continued)
	Time Warner Telecom Holdings, Inc.	Ba2	B
$3,187,800	Term Loan, 5.130%, maturing January 07, 2013			$2,974,217
	U.S. Telepacific Corporation	B1	CCC+
987,503	Term Loan, 8.965%, maturing August 04, 2011			957,878
				35,422,797
Personal & Nondurable Consumer Products: 3.7%
	Advantage Sales And Marketing	B2	B-
3,826,228	Term Loan, 5.563%, maturing March 29, 2013			3,328,818
	Bushnell Performance Optics	Ba3	BB-
1,745,625	Term Loan, 8.580%, maturing August 24, 2013			1,640,888
	Fender Musical Instruments Corporation	B2	B+
1,166,667	Term Loan, 6.970%, maturing June 09, 2014			991,667
2,321,667	Term Loan, 7.160%, maturing June 09, 2014			1,973,417
	Gibson Guitar Corporation	B2	B
742,500	Term Loan, 7.330%, maturing December 29, 2013			712,800
	Huish Detergents, Inc.	B1	B+
3,283,500	Term Loan, 6.830%, maturing April 26, 2014			2,684,261
	Information Resources, Inc.	Ba2	B+
463,080	Term Loan, 4.845%, maturing May 16, 2014			400,565
	Jarden Corporation	Ba3	BB-
1,184,282	Term Loan, 6.580%, maturing January 24, 2012			1,090,198
11,289,568	Term Loan, 6.580%, maturing January 24, 2012			10,392,680
995,000	Term Loan, 7.330%, maturing January 24, 2012			951,966
	KIK Custom Products, Inc.	B1	B
72,988	Term Loan, 7.110%, maturing May 31, 2014			53,038
425,762	Term Loan, 7.110%, maturing May 31, 2014			309,387
	Mega Bloks Inc.	Ba3	B
975,000	Term Loan, 5.500%, maturing July 26, 2012			770,250
	Natural Products Group, LLC	B1	B+
1,588,142	Term Loan, 6.182%, maturing March 08, 2014			1,052,144
	Norwood Promotional Products	NR	NR
18,964,288	Term Loan, 6.000%, maturing August 17, 2011			17,447,145

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

		Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount	Borrower/Tranche Description	Moody's	S&P	USD
Personal & Nondurable Consumer Products: (continued)
	Spectrum Brands, Inc.	B2	B-
$56,383	Term Loan, 7.144%, maturing March 30, 2013			$50,759
1,122,322	Term Loan, 7.815%, maturing March 30, 2013			1,010,370
	Totes Isotoner Corporation	B2	B
412,500	Term Loan, 7.331%, maturing January 31, 2013			367,125
	Yankee Candle Company, Inc.	Ba3	BB-
4,616,346	Term Loan, 6.831%, maturing February 06, 2014			4,097,007
				49,324,485
Personal, Food & Miscellaneous: 2.3%
	Acosta, Inc.	B1	B
4,432,500	Term Loan, 5.370%, maturing July 28, 2013			3,871,049
	Arbys Restaurant Group, Inc.	Ba3	BB
5,157,225	Term Loan, 5.715%, maturing July 25, 2012			4,763,986
	Culligan International Company	B2	B+
1,488,750	Term Loan, 6.345%, maturing November 24, 2012			1,133,932
	Dennys, Inc.	Ba2	BB
1,016,818	Term Loan, 6.855%, maturing March 31, 2012			958,351
801,667	Term Loan, 6.950%, maturing March 31, 2012			755,571
	MD Beauty, Inc.	B1	BB-
2,406,749	Term Loan, 5.380%, maturing February 18, 2012			2,310,479
	N.E.W. Customer Services Companies, Inc.	B1	B
4,665,486	Term Loan, 6.416%, maturing May 22, 2014			3,802,371
	NPC International	Ba3	BB-
1,200,000	Term Loan, 5.519%, maturing May 03, 2013			1,056,000
	OSI Restaurant Partners, Inc.	B1	BB-
378,313	Term Loan, 7.488%, maturing June 14, 2013			309,676
4,445,407	Term Loan, 5.438%, maturing June 14, 2014			3,638,882
	QCE, LLC	B2	B+
3,710,167	Term Loan, 7.030%, maturing May 05, 2013			3,169,543
	Reddy Ice Group, Inc.	Ba3	BB-
3,000,000	Term Loan, 6.127%, maturing August 09, 2012			2,700,000
	Sagittarius Brands, Inc (Del Taco & Capt D)	B2	B+
1,473,750	Term Loan, 7.080%, maturing March 29, 2013			1,142,156

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Personal, Food & Miscellaneous: (continued)
		Sbarro, Inc.	Ba3	B+
	$496,250	Term Loan, 7.407%, maturing January 31, 2014			$443,523
		Seminole Hard Rock Entertainment	B1	BB
	1,000,000	Floating Rate Note, 7.491%, maturing March 15, 2014			780,000
		U.S. Security Holdings, Inc.	B1	B+
	614,063	Term Loan, 7.350%, maturing May 08, 2013			610,992
					31,446,511
Printing & Publishing: 8.6%
		American Achievement Corporation	Ba3	BB-
	1,041,062	Term Loan, 5.424%, maturing March 25, 2011			962,982
		Ascend Media Holdings, LLC	B3	B
	853,249	Term Loan, 8.964%, maturing January 31, 2012			733,794
		Black Press, Ltd.	Ba3	BB-
	728,621	Term Loan, 5.085%, maturing August 02, 2013			658,313
	1,203,136	Term Loan, 5.085%, maturing August 02, 2013			1,087,334
		Canwest Media, Inc.	Ba1	BB-
	729,375	Term Loan, 5.085%, maturing July 10, 2014			664,643
		Caribe Information Investments, Inc.	B1	B+
	2,614,113	Term Loan, 6.013%, maturing March 31, 2013			2,372,307
		Cengage Learning, Inc.	B1	B+
	19,950,000	Term Loan, 5.813%, maturing July 05, 2014			17,510,654
		Cenveo Corporation	Ba2	BB+
	78,510	Term Loan, 6.660%, maturing June 21, 2013			69,482
	3,849,177	Term Loan, 6.660%, maturing June 21, 2013			3,406,522
		Hanley Wood, LLC	B2	B
	2,715,688	Term Loan, 6.745%, maturing March 08, 2014			2,063,923
		Idearc, Inc.	Ba2	BBB-
	31,268,874	Term Loan, 6.830%, maturing November 17, 2014			25,914,080
		Intermedia Outdoor, Inc.	NR	NR
	1,980,000	Term Loan, 7.830%, maturing January 31, 2013			1,732,500
		Mediannuaire Holding	NR	NR
EUR	825,000	Term Loan, 7.177%, maturing April 10, 2016			1,046,017
EUR	825,000	Term Loan, 7.677%, maturing April 10, 2016			1,051,239

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Printing & Publishing: (continued)
		Medimedia USA, Inc.	Ba3	BB-
	$1,234,375	Term Loan, 7.171%, maturing October 05, 2013			$1,129,453
		Merrill Communications, LLC	Ba3	BB-
	5,807,878	Term Loan, 6.399%, maturing May 15, 2011			5,198,051
		Nelson Canada	Ba3	BB-
	4,987,500	Term Loan, 7.330%, maturing July 05, 2014			4,588,500
		PagesJaunes Groupe, S.A.	NR	NR
EUR	1,100,000	Term Loan, 6.677%, maturing October 24, 2013			1,447,309
		PBL Media	B1	B
AUD	24,331,191	Term Loan, 9.865%, maturing February 05, 2013			20,243,274
		Prism Business Media Holdings/ Penton Media, Inc.	B1	BB-
	$2,183,500	Term Loan, 5.372%, maturing February 01, 2013			1,754,988
		R.H. Donnelley Corporation	Ba1	BB+
	2,835,284	Term Loan, 5.573%, maturing June 30, 2011			2,625,297
	4,729,157	Term Loan, 5.866%, maturing June 30, 2011			4,377,752
		Readers Digest	B1	B+
EUR	751,552	Term Loan, 6.791%, maturing March 02, 2014			936,242
	$4,342,188	Term Loan, 7.131%, maturing March 02, 2014			3,573,620
		Source Media, Inc.	B1	B
	3,529,084	Term Loan, 7.080%, maturing November 08, 2011			3,105,594
		Thomas Nelson Publishers	B1	B
	2,298,333	Term Loan, 6.380%, maturing June 12, 2012			1,896,125
		Tribune Company	B2	BB-
	497,500	Term Loan, 7.910%, maturing May 19, 2014			365,787
		Valassis Communications, Inc.	Ba2	BB
	971,150	Term Loan, 6.580%, maturing March 02, 2014			892,851
		Yell Group, PLC	Ba3	BB-
	2,000,000	Term Loan, 5.122%, maturing February 10, 2013			1,738,750
EUR	2,000,000	Term Loan, 6.185%, maturing February 27, 2013			2,676,746
					115,824,129

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

		Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount	Borrower/Tranche Description	Moody's	S&P	USD
Radio and TV Broadcasting: 5.7%
	Block Communications, Inc.	Ba1	BB
$1,225,000	Term Loan, 6.830%, maturing December 22, 2012			$1,127,000
	Citadel Broadcasting Corporation	Ba3	BB-
11,300,000	Term Loan, 5.625%, maturing June 12, 2014			8,602,125
	CMP KC, LLC	NR	NR
2,044,744	Term Loan, 7.220%, maturing May 03, 2011			1,840,270
	CMP Susquehanna Corporation	B1	B-
7,404,429	Term Loan, 5.166%, maturing May 05, 2013			6,053,120
	Cumulus Media, Inc.	Ba3	B
2,847,027	Term Loan, 4.885%, maturing June 11, 2014			2,363,032
	Emmis Communication	B2	B+
1,205,201	Term Loan, 6.843%, maturing November 01, 2013			1,014,378
	Local TV Finance, LLC	Ba3	B+
3,383,000	Term Loan, 5.161%, maturing May 07, 2013			2,926,295
	Nexstar Broadcasting Group	Ba3	BB-
4,502,662	Term Loan, 6.580%, maturing October 01, 2012			4,108,679
4,755,331	Term Loan, 6.580%, maturing October 01, 2012			4,339,240
	Nextmedia Operating, Inc.	B1	B+
4,101,599	Term Loan, 5.086%, maturing November 15, 2012			3,588,899
1,822,933	Term Loan, 5.098%, maturing November 15, 2012			1,595,066
	Paxson Communications	B1	CCC+
6,500,000	Term Loan, 7.508%, maturing January 15, 2012			5,525,000
	Regent Communications	B2	B+
2,227,500	Term Loan, 7.093%, maturing November 21, 2013			1,820,981
	Spanish Broadcasting Systems	B2	B-
4,375,031	Term Loan, 6.580%, maturing June 11, 2012			3,675,026
	Univision Communications, Inc.	Ba3	B+
30,546,295	Term Loan, 5.490%, maturing September 29, 2014			25,732,321
	Univision Communications, Inc.	B3	CCC+
2,850,000	Term Loan, 5.625%, maturing March 29, 2009			2,757,375
				77,068,807

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Retail Stores: 7.1%
		Amscan Holdings, Inc.	B1	B
	$1,985,000	Term Loan, 5.901%, maturing May 25, 2013			$1,786,500
		Burlington Coat Factory	B2	B-
	5,744,684	Term Loan, 5.340%, maturing May 28, 2013			4,853,063
		CBR Fashion Holding	NR	NR
EUR	750,000	Term Loan, 6.310%, maturing July 20, 2015			937,157
EUR	690,000	Term Loan, 6.560%, maturing July 20, 2016			867,425
		Claires Stores, Inc.	B1	B+
	$4,975,000	Term Loan, 6.472%, maturing May 29, 2014			3,930,250
		Dollar General Corporation	B2	B+
	14,000,000	Term Loan, 5.994%, maturing July 06, 2014			12,512,500
		Dollarama Group, L.P.	Ba1	BB-
	5,336,203	Term Loan, 4.994%, maturing November 18, 2011			4,695,859
		General Nutrition Centers, Inc.	B1	B-
	4,764,000	Term Loan, 7.035%, maturing September 16, 2013			3,904,098
		Guitar Center, Inc.	B2	B-
	5,200,000	Term Loan, 6.640%, maturing October 09, 2014			4,368,000
		Harbor Freight Tools USA, Inc.	B1	B+
	8,038,834	Term Loan, 5.368%, maturing July 15, 2010			7,154,562
		Mapco Express, Inc.	B2	B+
	2,205,959	Term Loan, 6.010%, maturing April 28, 2011			2,051,542
		Mattress Firm	B1	B+
	992,513	Term Loan, 5.500%, maturing January 18, 2014			719,572
		Michaels Stores, Inc.	B2	B
	7,669,033	Term Loan, 5.432%, maturing October 31, 2013			6,634,588
		Nebraska Book Company, Inc.	Ba2	B
	3,343,858	Term Loan, 7.650%, maturing March 04, 2011			3,130,687
		Neiman Marcus Group, Inc.	Ba3	BB+
	10,493,249	Term Loan, 6.602%, maturing April 06, 2013			9,734,828
		Oriental Trading Company, Inc.	B1	B+
	2,401,524	Term Loan, 5.360%, maturing July 31, 2013			1,999,269
		Petco Animal Supplies, Inc.	Ba3	BB-
	5,073,750	Term Loan, 6.261%, maturing October 26, 2013			4,610,770

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Retail Stores: (continued)
		Phones 4U Group, Ltd.	NR	NR
GBP	1,615,726	Term Loan, 7.849%, maturing September 22, 2014			$2,449,442
GBP	1,545,301	Term Loan, 8.599%, maturing September 22, 2015			2,351,321
		Rite Aid	Ba3	BB-
	$5,000,000	Term Loan, 4.907%, maturing June 04, 2014			4,454,690
		Sally Holding, LLC	B2	BB-
	3,703,125	Term Loan, 5.700%, maturing November 16, 2013			3,438,614
		Sports Authority	B2	B
	2,955,000	Term Loan, 7.080%, maturing May 03, 2013			2,452,650
		Toys "R" Us, Inc.	B2	BB-
	1,368,159	Term Loan, 7.315%, maturing July 19, 2012			1,267,542
		Vivarte	NR	NR
EUR	2,500,000	Term Loan, 6.175%, maturing June 28, 2015			2,729,133
EUR	2,500,000	Term Loan, 6.675%, maturing June 28, 2016			2,746,768
					95,780,830
Telecommunications Equipment: 1.0%
		Macquarie UK Broadcast Ventures, Ltd.	NR	NR
GBP	5,500,000	Term Loan, 7.951%, maturing December 01, 2014			9,103,462
		Sorenson Communications, Inc.	B1	B
	$4,885,214	Term Loan, 7.375%, maturing August 16, 2014			4,598,207
					13,701,669
Textiles & Leather: 0.8%
		Hanesbrands, Inc.	Ba2	BB
	937,041	Term Loan, 4.998%, maturing September 05, 2013			896,631
		Iconix Brand Group, Inc.	Ba2	BB
	2,530,907	Term Loan, 7.080%, maturing April 30, 2013			2,360,071
		Polymer Group, Inc.	B1	BB
	6,013,293	Term Loan, 7.093%, maturing November 22, 2012			5,141,365
		St. John Knits International, Inc.	B1	BB
	492,455	Term Loan, 7.843%, maturing March 21, 2012			428,436
		Targus Group, Inc.	B2	B
	1,943,668	Term Loan, 7.608%, maturing November 22, 2012			1,678,033
					10,504,536

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

		Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount	Borrower/Tranche Description	Moody's	S&P	USD
Utilities: 6.9%
	Astoria Generating Company Acquisitions, LLC	B1	BB-
$2,819,347	Term Loan, 6.930%, maturing February 23, 2013			$2,645,957
	Boston Generating, LLC	B1	B+
1,062,345	Term Loan, 7.080%, maturing December 20, 2013			934,294
5,345,288	Term Loan, 7.080%, maturing December 20, 2013			4,700,988
1,794,089	Term Loan, 7.080%, maturing December 20, 2013			1,577,836
	Calpine Corporation	B2	B+
405,000	Revolver, 1.337%, maturing March 29, 2009			362,475
12,734,685	Term Loan, 7.080%, maturing March 29, 2009			11,373,666
	Cellnet Technology, Inc.	Ba2	NR
1,549,545	Term Loan, 6.860%, maturing July 22, 2011			1,433,329
	Cellnet Technology, Inc.	B2	NR
333,333	Term Loan, 9.110%, maturing October 22, 2011			303,333
	Coleto Creek WLE, L.P.	B1	BB-
375,000	Revolver, 1.709%, maturing June 30, 2011			273,750
5,215,703	Term Loan, 7.580%, maturing June 28, 2013			4,635,456
764,331	Term Loan, 7.948%, maturing June 28, 2013			679,299
	FirstLight Power Resources, Inc.	B1	BB-
792,683	Term Loan, 7.375%, maturing November 01, 2013			679,726
1,834,852	Term Loan, 7.430%, maturing November 01, 2013			1,573,386
	FirstLight Power Resources, Inc.	B3	B-
1,675,000	Term Loan, 9.438%, maturing May 01, 2014			1,384,667
	Infrastrux Group, Inc.	B2	B
4,279,474	Term Loan, 7.771%, maturing November 03, 2012			3,851,526
	KGEN, LLC	Ba3	BB
1,546,875	Term Loan, 6.625%, maturing February 05, 2014			1,353,516
937,500	Term Loan, 6.625%, maturing February 05, 2014			820,313
	Longview Power, LLC	Ba3	BB
1,046,667	Term Loan, 6.092%, maturing February 28, 2014			952,467
	MACH Gen, LLC	B2	B+
263,910	Term Loan, 6.830%, maturing February 22, 2013			246,492

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

			Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount		Borrower/Tranche Description	Moody's	S&P	USD
Utilities: (continued)
	$2,525,621	Term Loan, 5.100%, maturing February 22, 2014			$2,358,930
		NRG Energy, Inc.	Ba1	BB
	15,343,428	Term Loan, 6.480%, maturing February 01, 2013			14,173,491
	7,119,499	Term Loan, 6.580%, maturing February 01, 2013			6,576,637
		NSG Holdings, LLC	Ba2	BB
	244,898	Term Loan, 6.560%, maturing June 15, 2014			217,959
	1,853,482	Term Loan, 6.560%, maturing June 15, 2014			1,649,599
		Texas Competitive Electric Holdings Company, LLC	Ba3	B+
	5,980,000	Term Loan, 6.579%, maturing October 10, 2014			5,473,883
	2,246,875	Term Loan, 6.583%, maturing October 10, 2014			2,055,891
		TPF Generation Holdings, LLC	Ba3	BB-
	1,415,762	Term Loan, 6.930%, maturing December 15, 2013			1,239,677
	5,770,770	Term Loan, 6.830%, maturing December 15, 2013			5,053,030
	1,916,282	Term Loan, 6.930%, maturing December 15, 2013			1,677,944
		TPF Generation Holdings, LLC	B3	B-
	2,000,000	Term Loan, 9.080%, maturing December 15, 2014			1,733,334
		Viridian Group, PLC	NR	NR
EUR	1,310,694	Term Loan, 8.304%, maturing December 19, 2012			1,656,021
GBP	1,320,000	Term Loan, 9.726%, maturing December 19, 2012			2,222,010
		Wolf Hollow I, L.P.	B1	B+
	$850,000	Term Loan, 5.372%, maturing June 22, 2012			701,250
	3,400,000	Term Loan, 5.372%, maturing June 22, 2012			2,890,000
	3,987,857	Term Loan, 7.080%, maturing June 22, 2012			3,389,678
					92,851,810
		Total Senior Loans (Cost $1,979,909,919)			1,770,872,313

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

		Bank Loan Ratings† (Unaudited)		Market Value
Principal Amount	Borrower/Tranche Description	Moody's	S&P	USD
Other Corporate Debt: 0.3%
Automobile: 0.3%
	Avis Budget Car Rental	Ba1	BB-
$750,000	Floating Rate Note, 7.369%, maturing May 15, 2014			$603,750
	Navistar International Corporation	NR	NR
3,300,000	Unsecured Term Loan, 6.501%, maturing January 19, 2012			2,970,000
	Total Other Corporate Debt (Cost $4,050,000)			3,573,750
Equities and Other Assets: 0.0%

	Description		Market Value USD
(@), (R)	Decision One Corporation (463,664 Common Shares)		—
(@), (R)	Neoplan USA Corporation (1,627 Common Shares)		—
(@), (R)	Neoplan USA Corporation (170 Series B Preferred Shares)		—
(@), (R)	Neoplan USA Corporation (102 Series C Preferred Shares)		—
(@), (R)	Neoplan USA Corporation (331 Series D Preferred Shares)		—
(@), (R)	Norwood Promotional Products, Inc. (80,087 Common Shares)		—
(@), (R)	Norwood Promotional Products, Inc. (Contingent Value Rights)		372,001
(@), (R)	Safelite Realty Corporation (30,003 Common Shares)		240,024
	Total for Equities and Other Assets (Cost $1,048,389)		612,025
	Total Investments (Cost $1,985,008,308)**	131.4%	$1,775,058,087
	Other Assets and Liabilities — Net	(31.4)	(423,961,737)
	Net Assets	100.0%	$1,351,096,350

  *  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

  †  Bank Loans rated below Baa by considered to be below investment grade.

  NR  Not Rated

  (1)  The borrower filed for protection under Chapter 7 of the U.S. Federal Bankruptcy code.

  (2)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.

  (3)  Loan is on non-accrual basis.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

  AUD  Australian Dollar

  GBP  British Pound Sterling

  EUR  Euro

  SEK  Sweden Kronor

  (@)  Non-income producing security.

  (R)  Restricted security.

  **  For Federal Income Tax purposes cost of investments is $1,985,232,498. Net unrealized depreciation consists of the following:

Gross Unrealized Appreciation	$4,981,067
Gross Unrealized Depreciation	(215,155,478)
Net Unrealized Depreciation	$(210,174,411)

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

At February 29, 2008 the following forward foreign currency contracts were outstanding for ING Senior Income Fund :

Currency	Buy/Sell	Settlement Date	In Exchange For	Unrealized Value	Appreciation/ (Depreciation)
Australian Dollar AUD 632,000	Buy	04/15/08	USD $567,555	$585,729	$18,174
Australian Dollar AUD 474,000	Buy	05/15/08	423,993	437,476	13,483
Euro EUR 480,000	Buy	04/15/08	705,888	728,138	22,250
Euro EUR 2,600,000	Buy	04/15/08	3,799,848	3,944,083	144,235
Euro EUR 1,400,000	Buy	04/15/08	2,052,750	2,123,737	70,987
Euro EUR 1,950,000	Buy	05/15/08	2,846,747	2,954,526	107,779
Euro EUR 1,050,000	Buy	05/15/08	1,537,883	1,590,899	53,016
British Pound Sterling GBP 560,000	Buy	04/15/08	1,101,184	1,109,811	8,627
British Pound Sterling GBP 600,000	Buy	04/15/08	1,173,096	1,189,083	15,987
British Pound Sterling GBP 450,000	Buy	05/15/08	878,094	889,810	11,716
Swedish Krona SEK 1,200,000	Buy	04/15/08	185,988	194,480	8,492
Swedish Krona SEK 960,000	Buy	04/15/08	155,195	155,584	389
Swedish Krona SEK 900,000	Buy	05/15/08	139,318	145,645	6,327
Swedish Krona SEK 720,000	Buy	05/15/08	116,237	116,516	279
Australian Dollar AUD 9,360,000	Sell	04/15/08	8,160,142	8,674,718	(514,576)
Australian Dollar AUD 2,182,000	Sell	04/15/08	2,049,116	2,022,247	26,869
Australian Dollar AUD 7,020,000	Sell	05/15/08	6,165,947	6,479,071	(313,124)
Australian Dollar AUD 4,364,000	Sell	06/13/08	4,064,542	4,011,009	53,533
Euro EUR 37,460,000	Sell	04/15/08	55,104,784	56,825,131	(1,720,347)
Euro EUR 8,245,000	Sell	04/15/08	12,467,223	12,507,293	(40,070)
Euro EUR 27,735,000	Sell	05/15/08	40,886,937	42,022,447	(1,135,510)
Euro EUR 16,490,000	Sell	06/13/08	24,875,742	24,953,794	(78,052)
British Pound Sterling GBP 9,120,000	Sell	04/15/08	18,126,365	18,074,064	52,301
British Pound Sterling GBP 1,990,000	Sell	04/15/08	3,941,533	3,943,792	(2,259)
British Pound Sterling GBP 6,420,000	Sell	05/15/08	12,674,364	12,694,622	(20,258)
British Pound Sterling GBP 3,980,000	Sell	06/13/08	7,848,918	7,852,843	(3,925)

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2008 (continued)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Swedish Krona SEK 18,876,000	Sell	04/15/08	USD $2,931,971	$3,059,176	$(127,205)
Swedish Krona SEK 4,179,000	Sell	04/15/08	673,014	677,278	(4,264)
Swedish Krona SEK 14,157,000	Sell	05/15/08	2,207,272	2,290,998	(83,726)
Swedish Krona SEK 8,358,000	Sell	06/13/08	1,342,349	1,350,451	(8,102)
			$219,203,995	$223,604,451	$(3,436,974)

See Accompanying Notes to Financial Statements

ING Senior Income Fund

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of the ING Senior Income Fund was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1  To approve the election of eleven nominees to the Board of Trustees of the Fund to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

2  To approve the conversion of the Fund's investment objectives from fundamental to non-fundamental.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Colleen D. Baldwin	1	101,257,514.246	1,857,246.742	0.000	0.000	103,114,760.988
John V. Boyer	1	101,320,163.145	1,794,597.843	0.000	0.000	103,114,760.988
Patricia W. Chadwick	1	101,261,918.179	1,852,842.809	0.000	0.000	103,114,760.988
Robert W. Crispin	1	101,321,035.284	1,793,725.704	0.000	0.000	103,114,760.988
Peter S. Drotch	1	101,286,048.031	1,828,712.957	0.000	0.000	103,114,760.988
J. Michael Earley	1	101,324,017.161	1,790,743.827	0.000	0.000	103,114,760.988
Patrick W. Kenny	1	101,335,388.902	1,779,372.086	0.000	0.000	103,114,760.988
Shaun P. Mathews	1	101,325,223.859	1,789,537.129	0.000	0.000	103,114,760.988
Sheryl K. Pressler	1	101,252,019.721	1,862,741.267	0.000	0.000	103,114,760.988
David W.C. Putnam	1	101,323,812.984	1,790,948.004	0.000	0.000	103,114,760.988
Roger B. Vincent	1	101,324,791.445	1,789,969.543	0.000	0.000	103,114,760.988
ING Senior Income Fund	2	46,443,875.098	4,053,067.750	2,573,757.140	50,044,061.000	103,114,760.988

*  The Shareholder Meeting was adjourned to November 21, 2007.

A special meeting of shareholders of the ING Senior Income Fund was held November 21, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1  To approve the election of eleven nominees to the Board of Trustees of the Fund to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

2  To approve the conversion of the Fund's investment objectives from fundamental to non-fundamental.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Colleen D. Baldwin	1	101,668,038.714	2,226,488.715	0.000	0.000	103,894,527.429
John V. Boyer	1	101,736,885.613	2,157,641.816	0.000	0.000	103,894,527.429
Patricia W. Chadwick	1	101,675,343.647	2,219,183.782	0.000	0.000	103,894,527.429
Robert W. Crispin	1	101,737,757.752	2,156,769.677	0.000	0.000	103,894,527.429
Peter S. Drotch	1	101,700,755.499	2,193,771.930	0.000	0.000	103,894,527.429
J. Michael Earley	1	101,740,739.629	2,153,787.800	0.000	0.000	103,894,527.429
Patrick W. Kenny	1	101,752,111.370	2,142,416.059	0.000	0.000	103,894,527.429
Shaun P. Mathews	1	101,739,931.327	2,154,596.102	0.000	0.000	103,894,527.429
Sheryl K. Pressler	1	101,665,445.189	2,229,082.240	0.000	0.000	103,894,527.429
David W.C. Putnam	1	101,737,769.469	2,156,757.960	0.000	0.000	103,894,527.429
Roger B. Vincent	1	101,741,513.913	2,153,013.516	0.000	0.000	103,894,527.429
ING Senior Income Fund	2	53,471,580.827	4,102,488.547	2,838,330.055	43,482,128.000	103,894,527.429

*  Proposal 1 passed at this meeting; Proposal 2 was adjourned to December 17, 2007.

ING Senior Income Fund

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

A special meeting of shareholders of the ING Senior Income Fund was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

2  To approve the conversion of the Fund's investment objectives from fundamental to non-fundamental.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
ING Senior Income Fund	2	61,293,440.164	5,076,653.088	3,390,728.510	37,196,921.000	106,957,742.762

*  Proposal 2 was adjourned to December 31, 2007.

A special meeting of shareholders of the ING Senior Income Fund was held December 31, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

2  To approve the conversion of the Fund's investment objectives from fundamental to non-fundamental.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
ING Senior Income Fund	2	68,836,627.845	5,476,501.568	3,642,515.961	33,054,301.000	111,009,946.374

*  Proposal 2 was not passed at this meeting.

ING Senior Income Fund

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 29, 2008 were as follows:

Class	Type	Per Share Amount
Class A	NII	$0.9500
Class B	NII	$0.9400
Class C	NII	$0.8800
Class Q	NII	$1.0100
Class A	LTCG	$0.0249
Class B	LTCG	$0.0249
Class C	LTCG	$0.0249
Class Q	LTCG	$0.0249
Class A	ROC	$0.0700
Class B	ROC	$0.0100
Class C	ROC	$0.0700
Class Q	ROC	$0.0100

NII - Net investment income

LTCG - Long-term capital gain

ROC - Return of capital

Pursuant to Internal Revenue Code Section 871(k), the Fund designates 100.00% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Trustee	November 2007 - Present	Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004).	179	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 - Present	President, Bechtler Arts Foundation (March 2008 - Present), and Consultant (July 2007 - Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007), and Executive Director, The Mark Twain House & Museum(3) (September 1989 - November 2005).	179	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	179	Wisconsin Energy (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 - Present	Retired partner. PricewaterhouseCoopers.	179	First Marblehead Corporation,(October 2003 - Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 - January 2007); Tufts Health Plan, Director (June 2006 - Present); and University of Connecticut, Trustee (November 2004 - Present)

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	February 2002 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	179	Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	179	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	179	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); Romanian-American Enterprise Fund (February 2004 - Present) and Global Alternative Asset Management, Inc.
					(October 2007 - present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/ Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	179	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Trustees who are "Interested Persons":

Robert W. Crispin(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 - Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	179	ING Life Insurance and Annuity Company (May 2006 - Present); ING USA Annuity and Life Insurance Company (May 2006 - Present); Midwestern United Life Insurance Company (May 2006 - Present); ReliaStar Life Insurance Company (May 2006 - Present); Security Life of Denver Insurance Company (May 2006 - Present); Belair Insurance Company Inc. (August 2005 - Present); The Nordic Insurance Company of Canada (February 2005 - Present); Trafalgar Insurance Company of Canada (February 2005 - Present); ING Novex Insurance Company of Canada (February 2005 - Present); Allianz Insurance Company of Canada (February 2005 - Present); ING Canada Inc. (December 2004 - Present); ING Bank, fsb (June 2001 - Present); ING Investment Management, Inc (June 2001 - December 2007); ING Insurance Company of Canada (June 2001 - Present); Sul America S.A. (June 2001 - Present); and ING Foundation (March 2004 - Present)

Shaun P. Mathews(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (November 2004 - November 2006). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	179	Mark Twain House & Museum(3) (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(5), ING Funds Services, LLC(6), ING Investments, LLC(7) and ING Pilgrim Funding, Inc. (March 2006 - Present).

(1)  The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board's retirement policy, which states that each duly elected or appointed Trustee who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board's retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(2)  For the purposes of this table, "Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)  Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Trust as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(6)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(7)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (November 2004 - November 2006). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	February 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	August 2003 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Daniel A. Norman 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Senior Vice President and Treasurer	January 2001 - Present	Senior Vice President and Group Head, ING Senior Debt Group, ING Investment Management Co. (January 2000 - Present).

Jeffrey A. Bakalar 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Senior Vice President	January 2001 - Present	Senior Vice President and Group Head, ING Senior Debt Group, ING Investment Management Co. (January 2000 - Present).

Elliot Rosen 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Senior Vice President	May 2002 - Present	Senior Vice President in the Senior Floating Rate Loan Group, ING Investment Management Co. (February 1999 - Present).

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
William H. Rivoir III 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Senior Vice President and Assistant Secretary	January 2001 - Present	Senior Vice President, ING Investment Management Co. (January 2004 - Present). Formerly, Counsel, ING USFS Law Department (January 2003 - December 2003); and Senior Vice President, ING Investments, LLC (June 1998 - December 2002).

Curtis F. Lee 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Senior Vice President and Chief Credit Officer	February 2001 - Present	Senior Vice President and Chief Credit Officer in the Senior Floating Rate Loan Group, ING Investment Management Co. (January 2001 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President	January 2000 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	Augusut 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President, ING Investments, LLC(2) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC - November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the 1940 Act provides that, after an initial period, the existing investment advisory and sub-advisory contracts of ING Senior Income Fund (the "Fund") will remain in effect only if the Board of Trustees (the "Board") of the Fund, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Fund, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and approve them. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the "Advisory Contract") between ING Investments, LLC (the "Adviser") and the Fund and the sub-advisory contract ("Sub-Advisory Contract") with ING Investment Management Co. (the "Sub-Adviser").

The Independent Trustees also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 30, 2007 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract for the Fund were considered at the same Board meeting, the Trustees considered the Fund's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Fund's existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

the Independent Trustees to review and analyze information in connection with their annual renewal of the Fund's Advisory and Sub-Advisory Contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the "I/B/F IRC"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the Fund is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Fund's 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of advisory and sub-advisory arrangements (including the Funds' Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies ("SPGs") to be used by the Fund for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's Investment Review Committees (including the I/B/F IRC) review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Fund's Advisory and Sub-Advisory Contracts that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items: (1) FACT sheets for the Fund that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund's investment portfolio, objective and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which its benchmark and SPG were selected and how profitability was determined; (3) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (4) copies of the form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and Sub-Adviser; (6) financial statements for the Adviser and Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Fund's) advisory and sub-advisory contracts, including a written analysis for the Fund of how its performance, fees and expenses compare to its SPG and/or designated benchmarks; (8) independent analyses of Fund performance by the Fund's Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Fund; and (10) other information relevant to the Board's evaluations.

The Fund's Class A shares were used for purposes of certain comparisons to the funds in its SPG. Class A shares were selected so that the Fund class with the longest performance history was compared to the analogous class of shares for each SPG fund. The mutual funds included in the Fund's SPG were selected based upon criteria designed to mirror the Fund class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board's direction, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the investment portfolios of the Funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and to the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Fund on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board's Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund's performance. In considering the Fund's Advisory Contract, the Board considered the extent of benefits provided to the Fund's shareholders, beyond advisory services, from being part of the ING family of Funds. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Fund's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Fund's operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund's Morningstar category median, Lipper category median, SPG and primary benchmark. The Board's findings specific to the Fund's performance are discussed under "Specific Factors Considered," below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board considered the compensation under an Advisory Contract with level fees that does not include breakpoints, taking into account that the Fund is a closed-end fund. The Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Information Regarding Services to Other Clients

The Board requested and, if received, considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser or Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Fund.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services. In addition, the Board considered any existing and proposed fee waivers and expense limitations applicable to the fees payable by the Fund.

The Board considered the fee structure of the Fund as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Adviser and their respective affiliates from their association with the Fund. For the Fund, the Board determined that the fees payable to the Adviser and Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by the Sub-Adviser with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's and the Sub-Adviser's profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund's operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and Sub-Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and Sub-Adviser primarily on the factors described for the Fund below.

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Specific Factors Considered

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 30, 2007 meeting in relation to renewing the Fund's current Advisory Contract and Sub-Advisory Contract for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above. In each case, the Fund's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund's management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter, three-year, and five-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year period, and the second quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Senior Income Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and above the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Sub-Adviser

ING Investment Management Co.
230 Park Avenue
New York, New York 10169

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Institutional Investors and Analysts

Call ING Senior Income Fund
1-800-336-3436

Written Requests

Please mail all account inquiries and other comments to:
ING Senior Income Fund
c/o ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64141

Custodian

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-USIF

(0208-042508)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Earley is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $66,000 for the year ended February 29, 2008 and $68,750 for the year ended February 28, 2007.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended February 29, 2008 and $3,487 for the year ended February 28, 2007.

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $8,749 for the year ended February 29, 2008 and $11,928 for the year ended February 28, 2007.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)           All Other Fees:  None.

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved:  November 29, 2007

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee (1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	Ö	Not to exceed $12,600 per audit

(1)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note:  Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	Ö		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter

Training courses		Ö	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	Ö		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	Ö		Not to exceed $21,000 per fund per year

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	Ö		As presented to Audit Committee (2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee (2)

Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee (2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Service	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	Ö		Not to exceed $120,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	Ö		Not to exceed $35,000 during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services

Dated:            January 1, 2008

•      Bookkeeping or other services related to the accounting records or financial statements of the Funds

•      Financial information systems design and implementation

•      Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•      Actuarial services

•      Internal audit outsourcing services

•      Management functions

•      Human resources

•      Broker-dealer, investment adviser, or investment banking services

•      Legal services

•      Expert services unrelated to the audit

•      Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e) (2)      Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,394,538 for the year ended February 29, 2008 and $901,328 for the year ended February 28, 2007.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

a.             The registrant has a separately-designated standing audit committee.  The members are J. Michael Earley, Patricia W. Chadwick and Peter S. Drotch.

b.             Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

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ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 27, 2008

I.                                         INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

(1)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

2

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.                                     Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator

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with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely

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access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.

Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

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4.	Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

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EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

(1)                  Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I.                                         INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.            ROLES AND RESPONSIBILITIES

A.                                   Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                     Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

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The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

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A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.            Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote

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is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.          VOTING PROCEDURES

A.            In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

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In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as

13

provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.     The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.          ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.            Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.            Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a

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material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.            REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written

15

response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

17

EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.             INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.            GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.             The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely

19

independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

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If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Generally:

(1)       Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)       In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.

(3)       If the Agent recommends withholding support from nominees in connection with executive compensation or perquisites related to retention or recruitment, including severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure.

(4)       If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(5)       If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)       Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)       Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve

21

on that committee during the majority of the time period relevant to the concerns cited by the Agent.

(3)       If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)       If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)       WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)       WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)       Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)       Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)       When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment

22

Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary

23

obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)       The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)       Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

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4.             Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to

26

mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•      In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•      If the dissidents agree, the policy remains in place.

•      If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

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Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis, with voting decisions determined based on the Agent’s criteria, considering whether the related proposal received the requisite support for approval and was adopted for the benefit of the company and its shareholders.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

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Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•      Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•      Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant

29

Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if the Agent otherwise supports management’s rationale.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

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Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.                                      Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE.

•                  Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

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•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board

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independence, provided that the board meets the independence requirements of the relevant listing exchange.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change-in-control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or

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retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.

9.                                      State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

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10.                               Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.                               Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

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Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

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Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.                               Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                               Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

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In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

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For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•                  bundled slates of nominees (e.g., France, Hong Kong or Spain);

•                  simultaneous reappointment of retiring directors (e.g., South Africa);

•                  in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

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•                  nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•                  the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover

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considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.  In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure) and there is no evidence of abuse.  For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund

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is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•                  exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•                  are administered with discretion by potential grant recipients;

•                  provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•                  provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device;

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•                  provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  permit post-employment vesting if deemed inappropriate by the Agent;

•                  allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•                  provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation.  Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)          practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)          retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)          equity award valuation triggering a negative recommendation from the Agent; or

(4)          provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be

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considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital as well as market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

•                  Generally, vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

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•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.  For other markets, generally, follow the Agent’s standards for proposals seeking auditor

45

ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes.  In the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s).

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

46

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  it is editorial in nature;

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•                  the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  it reduces relevant disclosure to shareholders;

•                  it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•                  it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is

47

clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

48

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Daniel A. Norman. Mr. Norman is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Norman was Senior Vice President and Portfolio Manager in the Senior Debt Group (since April 1995). Mr. Norman also serves as Senior Vice President and Treasurer of the Fund (since January 2001), and he serves as Senior Vice President and Treasurer of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Norman has co-managed the Fund with Jeffrey A. Bakalar and Curtis F. Lee since April of 2001.

Jeffrey A. Bakalar. Mr. Bakalar is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Bakalar was Senior Vice President and Portfolio Manager in the Senior Debt Group (since January 1998). Before joining ING Groep, Mr. Bakalar was Vice President of The First National Bank of Chicago (from 1994 to 1998). Mr. Bakalar also serves as Senior Vice President of the Fund (since January 2001) and as Senior Vice President of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Bakalar co-managed the Fund with Mr. Norman and Mr. Lee since April of 2001.

Curtis F. Lee. Mr. Lee is Senior Vice President and Chief Credit Officer in the Senior Debt Group and has served in that capacity since January 2001. Prior to joining ING Groep, Mr. Lee held a series of positions with Standard Chartered Bank in the credit approval and problem loan management functions (1992 - 1999). Mr. Lee also serves as Senior Vice President and Chief Credit Officer of the Fund (since January 2001), and he serves as Senior Vice President and Chief Credit Officer of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans (since January 2001). Mr. Lee has been associated with the management of the Fund since April of 2001.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of February 28, 2007.

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accts*
Portfolio Manager	Number of Accounts	Total Assets (in billions)		Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Daniel A. Norman	2	$4.2	b	0	$0	13	$3.5	b
Jeffrey A. Bakalar	2	$4.2	b	0	$0	13	$3.5	b
Curtis F. Lee	2	$4.2	b	0	$0	13	$3.5	b

*  Of these other accounts, none have an advisory fee based on performance.

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.  Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

(a) (3) Compensation

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM’s performance, one- and three- year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan.  The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.  ING IM has a defined index, the Standard & Poor’s (“S&P’s”) LSTA Leveraged Loan Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% revenue).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan.  Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose fixed base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a) (4) Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each team member as of February 28, 2007, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Daniel A. Norman	none
Jeffrey A. Bakalar	none
Curtis F. Lee	none

(b)                                 Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board.  In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Senior Income Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 9, 2008

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 9, 2008